                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:  3235-0570

                                                       Expires:  Nov. 30, 2005

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                                                       hours per response:  5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number  811-08697
                                   ---------------------------------------------

                        AIM Special Opportunities Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (713) 626-1919


Date of fiscal year end:      10/31
                         -------------------

Date of reporting period:     10/31/03
                         -------------------

                                                        AIM OPPORTUNITIES I FUND
                                Annual Report to Shareholders o October 31, 2003

                                 [COVER IMAGE]

 YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENT LOGO APPEARS HERE]
    --Servicemark--                                   --Servicemark--

===============================================================================
AIM OPPORTUNITIES I FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
===============================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o The fund may participate in the            o The fund's investment return and
presented is as of 10/31/03 and is based    initial public offering (IPO) market in      principal value will fluctuate, so an
on total net assets.                        some market cycles. Because of the           investor's shares, when redeemed, may be
                                            fund's small asset base, any investment      worth more or less than their original
o AIM Opportunities I Fund's performance    the fund may make in IPOs may                cost.
figures are historical, and they reflect    significantly affect the fund's total
fund expenses, the reinvestment of          return. As the fund's assets grow, the       o The unmanaged Russell 2000--Registered
distributions, and changes in net asset     impact of IPO investments will decline,      Trademark-- Index represents the
value.                                      which may reduce the effect of IPO           performance of the stocks of
                                            investments on the fund's total return.      small-capitalization companies.
o When sales charges are included in
performance figures, Class A share          o Leveraging and short-selling, along        o The unmanaged Standard & Poor's
performance reflects the maximum 5.50%      with other hedging strategies, may           Composite Index of 500 Stocks (the S&P
sales charge, and Class B and Class C       present higher risks, but also offer         500--Registered Trademark--) is an index
share performance reflects the              greater potential rewards. Since stock       of common stocks frequently used as a
applicable contingent deferred sales        prices can rise without limit, short         general measure of U.S. stock market
charge (CDSC) for the period involved.      sales are riskier because of unlimited       performance.
The CDSC on Class B shares declines from    exposure to loss until the position is
5% beginning at the time of purchase to     covered. The fund, which is not a            o Bloomberg, Inc. is a well-known
0% at the beginning of the seventh year.    complete investment program, may not be      independent financial research and
The CDSC on Class C shares is 1% for the    appropriate for all investors. There is      reporting firm.
first year after purchase. The              no guarantee that the fund managers'
performance of the fund's share classes     investment strategies will help              o A direct investment cannot be made in
will differ due to different sales          investors attain their goals. Please see     an index. Unless otherwise indicated,
charge structures and class expenses.       the prospectus for more information          index results include reinvested
                                            about specific investment strategies and     dividends, and they do not reflect sales
o Effective 9/30/03, Class B shares are     risks.                                       charges or fund expenses.
not available as an investment for
retirement plans maintained pursuant to     o Investing in small and mid-size
Section 401 of the Internal Revenue         companies may involve risks not              A description of the policies and
Code, including 401(k) plans, money         associated with investing in more            procedures that the fund uses to
purchase pension plans and profit           established companies. Also, small           determine how to vote proxies relating to
sharing plans. Plans that have existing     companies may have business risk,            portfolio securities is available without
accounts invested in Class B shares will    significant stock price fluctuations and     charge, upon request, by calling
continue to be allowed to make              illiquidity.                                 800-959-4246, or on the AIM Web site,
additional purchases.                                                                    AIMinvestments.com.
                                            o Industry classifications used in this
                                            report are generally according to the
                                            Global Industry Classification Standard,
                                            which was developed by and is the
                                            exclusive property and a service mark of
                                            Morgan Stanley Capital International
                                            Inc. and Standard & Poor's.


============================================================
NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE       This report may be distributed only to shareholders or to
                                                                persons who have received a current prospectus of the fund.
============================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

[PHOTO OF           DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
ROBERT H.           THE AIM FAMILY OF FUNDS                     harmful short-term trading. These steps include:
GRAHAM]             --Registered Trademark--:
                                                                    o   Strengthening daily monitoring of trading
ROBERT H. GRAHAM    As you may be aware, there has been a               activities.
                    great deal of media coverage recently
                    about the mutual fund industry and              o   Imposing redemption fees on additional funds we
                    allegations of improper activities by               believe may be vulnerable to harmful short-term
[PHOTO OF           certain individuals and companies. As               trading activity.
MARK H.             part of these widespread investigations,
WILLIAMSON]         INVESCO Funds Group (IFG), the former           o   Implementing an enhanced exchange policy (effective
                    adviser to certain INVESCO Funds, was               on or about March 1, 2004) designed to limit
MARK H. WILLIAMSON  recently named as a defendant in                    exchanges between funds.
                    separate civil enforcement actions by
                    the U.S. Securities and Exchange                o   Employing an enhanced fair value pricing policy on
                    Commission (SEC), the Office of the New             certain foreign securities as well as certain
                    York Attorney General and the State of              illiquid securities.
Colorado over an issue known as "market timing." A number of
private class or derivative actions also were filed in the          None of these tools alone, nor all of them taken
wake of the regulators' actions.                                together, eliminate the possibility of short-term trading
                                                                strategies that may be detrimental to a fund. Moreover, each
    Investors are understandably concerned and frustrated       of these tools involves judgments that are inherently
about these reports, and we would like to take this             subjective. We have always sought and continue to seek to
opportunity to assure you that, based on an investigation       make these judgments to the best of our abilities and in a
conducted by an outside firm, IFG and its parent company,       manner that we believe is consistent with the best interests
AMVESCAP PLC, believe that these civil actions are without      of our fund shareholders. And we remain committed to being
merit. IFG is contesting the charges.                           as vigilant as possible in the future to identify and
                                                                address any harmful market timing investors who have the
    We encourage you to continue to monitor this situation,     potential to harm our long-term fund shareholders.
particularly as IFG has the opportunity to address the
allegations that have been made. Current information will be        We sincerely hope these developments and the media
posted on our Web site at AIMinvestments.com. We will           coverage surrounding them do not result in you or other
continue to communicate to you on our Web site about our        shareholders losing confidence in AIM or INVESCO Funds. Amidst
finding, and the actions we are taking to protect and           this storm of controversy in the mutual fund industry, we
promote the interests of our shareholders. The independent      believe we can find encouragement in the recovering economy
trustees of the funds are receiving regular reports from        and rising equity markets. As we write this letter, for
their independent counsel and outside counsel hired by          instance, the S&P 500--Registered Trademark-- Index is up
AMVESCAP PLC, the parent of AIM and IFG, to perform an          approximately 23% year-to-date. Although past performance is
ongoing investigation of market timing.                         no guarantee of future results, there appear to be indicators that the economy and stock markets are showing signs of
A COMPLEX ISSUE                                                 welcomed improvement. We encourage you to read the enclosed discussion of your fund's performance during this past
Market timing is an investment technique not defined in any     reporting period.
regulation that involves frequent short-term trading of
mutual fund shares, sometimes with a goal to exploit            OUR UNWAVERING COMMITMENT
inefficiencies in the way mutual funds price their shares.
We recognize that fund management companies have tried to       At AIM Investments, we have never wavered in our commitment to
deal with this complex issue in various ways and believe        helping you build solutions for your financial goals. Our
that industry-wide guidance is in order. To that end, we        company was founded on a core principle of integrity, and we
welcome SEC Chairman William Donaldson's pledge to adopt new    have always worked hard to earn the trust of our shareholders.
rules designed to curb market timing abuses. Comprehensive      We are committed to doing all we can to maintain your trust
rulemaking is necessary and is the best way to establish new    and confidence.
industry responsibilities designed to protect shareholders.
We support practical rule changes and structural                    Thank you for your continued participation in AIM
modifications that are fair, enforceable and, most              Investments. Please call your financial advisor or one of
importantly, beneficial for investors.                          our Client Service representatives at 800-959-4246 if you
                                                                have any further questions or concerns about your AIM
    AIM Investments has policies in place designed to           Investments account.
identify, prevent and eliminate harmful trading or other
activities deemed to be detrimental to the funds. We have       Sincerely,
also recently taken additional steps--implemented
                                                                /s/ ROBERT H. GRAHAM                      /s/ MARK H. WILLIAMS
                                                                Robert H. Graham                          Mark H. Williamson
                                                                Chairman and President                    President and CEO
                                                                The AIM Family of Funds                   AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND POSTS DOUBLE-DIGIT RETURNS,                                                         since 1958. At the time, the Fed said it
OUTPERFORMS BROAD MARKET                                                                 favored a more expansive monetary policy
                                                                                         because the economy had not yet
AIM Opportunities I Fund posted total       months, dropping to its lowest level for     exhibited sustainable growth.
returns at net asset value of 32.38% for    the fiscal year on March 11, 2003. The
Class A shares, 31.47% for Class B          index then rallied, posting a gain of            All sectors of the S&P 500 recorded
shares and 31.54% for Class C shares for    32.67% from its low on March 11 through      gains for the fiscal year. Information
the fiscal year ended October 31, 2003.     the end of the fiscal year.                  technology, materials and utilities were
These results outperformed the 20.79%                                                    the top-performing sectors while
return of the U.S. stock market in              During this rally, the United States     telecommunication services, consumer
general, as measured by the S&P 500         and its allies took military action          staples and health care were the
Index. Stocks of small-capitalization       against Iraq and ousted the regime of        weakest-performing sectors.
companies did especially well during the    Saddam Hussein. The nation's gross
period, as reflected in the 43.37%          domestic product (GDP), generally            ========================================
return of the Russell 2000 Index.           considered the broadest measure of
The fund managers attributed the fund's     economic activity, expanded at an             THE LARGEST POSITIVE CONTRIBUTIONS TO
underperformance compared to the Russell    annualized rate of 3.3% in the second
2000 in part to losses due to short         quarter and 8.2% in the third quarter of      FUND RESULTS CAME FROM THE INFORMATION
positions. When the stocks' prices rose     2003. As of the close of the fiscal
despite poor fundamentals, the fund         year, 405 companies in the S&P 500 had         TECHNOLOGY, HEALTH CARE AND CONSUMER
experienced a loss. The fund's use of       reported third-quarter earnings.
hedging strategies reduced the              According to Bloomberg, a total of 65.4%              DISCRETIONARY SECTORS.
volatility of the fund's returns as         of those companies reported earnings
intended, but decreased absolute            that exceeded expectations, compared to      ========================================
returns.                                    60.2% for the third quarter of 2002. The
                                            job market remained weak, however, as            Small- and mid-cap stocks generally
MARKET CONDITIONS                           the nation's unemployment rate was at        outperformed large-cap stocks for the
                                            6.0% at the close of the reporting           fiscal year. While the performance of
Amid a backdrop of generally improving      period.                                      large-cap growth and large-cap value
economic conditions, the S&P 500                                                         stocks was similar, mid- and small-cap
produced a return of more than 20%, as          For most of the fiscal year, the         growth stocks, on average, outperformed
noted above, for the year ended October     Federal Reserve (the Fed) kept the           their value counterparts by wider
31, 2003. The index rose in November        short-term federal funds rate at 1.25%.      margins.
2002, then fell over the next three         On June 25, 2003, it lowered that rate
                                            to 1.00%, its lowest level

===================================================================================================================================
FUND VS. INDEX                                  PORTFOLIO COMPOSITION BY SECTOR       TOP 10 LONG POSITIONS*
Total returns 10/31/02-10/31/03,                Based on total investments
excluding sales charges                                                                1. AGCO Corp.                            1.6%
                                                Information Technology      38.7%
Class A Shares           32.38%                                                        2. Medicis Pharmaceutical                1.5
Class B Shares           31.47                  Consumer Discretionary      19.5           Corp.-Class A
Class C Shares           31.54
Russell 2000 Index       43.37                  Health Care                 14.4       3. TTM Technologies, Inc.                1.5
Source: Lipper, Inc.
                                                Industrials                 10.1       4. Getty Images, Inc.                    1.4

                                                Energy                       6.8       5. Ask Jeeves, Inc.                      1.4

                                                Financials                   4.7       6. Amkor Technology, Inc.                1.3

                                                Other                        5.8       7. Hollywood Entertainment Corp.         1.2

                                                                                       8. Angiotech Pharmaceuticals (Canada)    1.1

                                                                                       9. Cymer, Inc.                           1.1
TOTAL NUMBER OF LONG POSITIONS*           155
TOTAL NET ASSETS               $410.6 million                                         10. Merix Corp.                           1.1
===================================================================================================================================

YOUR FUND                                       During the fiscal year, there were                 STEVEN A. BRASE
                                            some changes in sector weightings among                Mr. Brase, Chartered
All sectors of the S&P 500 contributed      the long positions in the portfolio. The    [PHOTO OF  Financial Analyst, is co-manager
positively to fund performance for the      information technology, industrials and     STEVEN A.  of AIM Opportunities I Fund. In
fiscal year. The largest positive           telecommunication services sectors          BRASE]     the investment business since
contributions to fund results came from     increased during the year, while health                1995, he joined AIM in 1998. He
the information technology, health care     care and financials declined.               holds a B.S. in mechanical engineering
and consumer discretionary sectors; most                                                from the University of California at
of the fund's health care holdings did      IN CLOSING                                  Santa Barbara and an M.B.A. from the
well even though that sector turned in                                                  University of Virginia.
relatively weak performance in the          We continue to seek out companies that
market at large. The fund was               involve a special opportunity such as a                 BRANT H. DEMUTH
underweight the index in financials,        unique product, a technological advance                 Mr. DeMuth, Chartered
which did well during the period,           or a change in consumer demand, and that    [PHOTO OF   Financial Analyst, is co-manager
hampering the fund compared to the          we believe have the potential for           BRANT H.    of AIM Opportunities I Fund. In
index.                                      above-average earnings growth. The          DEMUTH]     the investment business since
                                            fund's alternative investment                           1987, he joined AIM in 1996. He
    Among specific long positions that      strategies, such as short sales and         holds a B.S. in business administration
made notable positive contributions to      options, serve as tools to try to reduce    from Colorado State University and an
the fund for the fiscal year was            volatility and seek better risk-adjusted    M.B.A. in oil and gas finance from the
ChipPAC, which packages semiconductors      returns over time. We apply quantitative    University of Denver.
in plastic cases, ball grid arrays and      and fundamental analysis both to select
leaded packaging. The firm participated     sound companies as long holdings, and to                ROBERT C. LESLIE
in the positive performance of the          identify companies with deteriorating                   Mr. Leslie, Chartered
technology sector and appreciated in        fundamentals as candidates for short        [PHOTO OF   Financial Analyst, is co-manager
value so much that we felt we had           holdings.                                   ROBERT C.   of AIM Opportunities I Fund. In
achieved our objective in this stock and                                                LESLIE]     the investment business since
sold the position. Positive                       See important fund and index                      1985, he joined AIM in 1998. He
contributions also came from oil and gas        disclosures inside front cover.         holds a B.A. from Susquehanna University
exploration and production company Ultra                                                and an M.B.A. in finance from the University
Petroleum as well as Intrado, which                                                     of Maryland.
provides 911 operations support systems
services to North American                                                                          CHARLES C. SCAVONE
local-exchange carriers and wireless                                                                Mr. Scavone, Chartered
phone companies. Another top contributor                                                [PHOTO OF   Financial Analyst, is co-manager
was Amkor Technology, a provider of                                                     CHARLES C.  of AIM Opportunities I Fund. In
semiconductor packaging and test                                                        SCAVONE]    the investment business since
services.                                                                                           1991, he joined AIM in 1996. He
                                                                                        holds a B.B.A. from Southeastern
                                                                                        Louisiana University and an M.B.A. from
                                                                                        the University of Houston.

                                                                                        Assisted by the Opportunities Team

                                   [GRAPHIC]

                                                      For More Information Visit
                                                              AIMinvestments.com


====================================================================================================
TOP 10 SHORT POSITIONS                                TOP 10 INDUSTRIES*
                                                      Long positions only
 1.  Roadway Corp.                        0.8%
                                                       1.  Electronic Equipment Manufacturers   5.4%
 2.  Sunrise Assisted Living, Inc.        0.6
                                                       2.  Semiconductor Equipment              5.4
 3.  Commerce Bancorp, Inc.               0.6
                                                       3.  IT Consulting & Other Services       4.9
 4.  Mylan Laboratories Inc.              0.6
                                                       4.  Internet Software & Services         4.6
 5.  Manhattan Associates, Inc.           0.6
                                                       5.  Pharmaceuticals                      4.1
 6.  KB HOME                              0.5
                                                       6.  Specialty Stores                     3.6
 7.  Cheesecake Factory Inc. (The)        0.5
                                                       7.  Investment Banking & Brokerage       3.5
 8.  eResearch Technology, Inc.           0.4
                                                       8.  Health Care Supplies                 3.4
 9.  Brooks Automation, Inc.              0.4
                                                       9.  Broadcasting & Cable TV              3.4
10.  Select Comfort Corp.                 0.3
                                                      10.  Wireless Telecommunication           3.1
                                                           Services

*Excludes money market fund holdings.

    The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
6/29/98-10/31/03*

                                 AIM OPPORTUNITIES
                                      I FUND            RUSSELL 2000
                  DATE             CLASS A SHARES          INDEX
               6/29/1998                9450               10000
                 7/31/98                9223                9190
                10/31/98                8780                8311
                 1/31/99               11509                9411
                 4/30/99               12087                9571
                 7/31/99               14055                9872
                10/31/99               15965                9547
                 1/31/00               20897               11081
                 4/30/00               24600               11334
                 7/31/00               25529               11231
                10/31/00               25857               11208
                 1/31/01               25632               11490
                 4/30/01               22899               11009
                 7/31/01               22681               11038
                10/31/01               21078                9784
                 1/31/02               22378               11076
                 4/30/02               22346               11743
                 7/31/02               17199                9054
                10/31/02               17046                8651
                 1/31/03               16641                8652
                 4/30/03               17384                9305
                 7/31/03               20607               11146
                10/31/03               22560               12402          Source: Lipper, Inc.



Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

*Index data from 6/30/98-10/31/03

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    In addition to returns as of the close       AVERAGE ANNUAL TOTAL RETURNS
AS OF 10/31/03, INCLUDING SALES CHARGES         of the fiscal year, industry regulations     As of 9/30/03, including sales charges
                                                require us to provide average annual
CLASS A SHARES                                  total returns (including sales charges)      CLASS A SHARES
Inception (6/29/98)  16.46%                     for periods ended 9/30/03, the most          Inception (6/29/98)  15.37%
5 Years              19.41                      recent calendar quarter-end.                 5 Years              18.59
1 Year               25.07                                                                   1 Year               22.18

CLASS B SHARES                                                                               CLASS B SHARES
Inception (7/13/98)  16.72                                                                   Inception (7/13/98)  15.64%
5 Years              19.70                                                                   5 years              18.90
1 Year               26.47                                                                   1 Year               23.53

CLASS C SHARES                                                                               CLASS C SHARES
Inception (12/30/98) 15.53                                                                   Inception (12/30/98) 14.34%
1 Year               30.54                                                                   1 Year               27.46
===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.76%

AEROSPACE & DEFENSE-1.70%

=======================================================================
Allied Defense Group, Inc. (The)(a)               85,000   $  1,769,700
-----------------------------------------------------------------------
Cubic Corp.                                      100,000      2,840,000
-----------------------------------------------------------------------
Engineered Support Systems, Inc.                  35,000      2,366,350
=======================================================================
                                                              6,976,050
=======================================================================

AGRICULTURAL PRODUCTS-0.66%

Central Garden & Pet Co.(a)                       98,100      2,713,446
=======================================================================

AIRLINES-0.45%

SkyWest, Inc.                                    100,000      1,849,000
=======================================================================

APPLICATION SOFTWARE-2.37%

Henry (Jack) & Associates, Inc.                  150,000      2,997,000
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       60,000      2,009,400
-----------------------------------------------------------------------
RSA Security Inc.(a)                              62,500        810,625
-----------------------------------------------------------------------
Sonic Solutions(a)                               125,000      2,225,000
-----------------------------------------------------------------------
Ulticom, Inc.(a)                                 160,000      1,696,000
=======================================================================
                                                              9,738,025
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.35%

MCG Capital Corp.                                 80,600      1,416,948
=======================================================================

BIOTECHNOLOGY-1.25%

Martek Biosciences Corp.(a)                       38,000      1,839,580
-----------------------------------------------------------------------
NPS Pharmaceuticals, Inc.(a)                     125,000      3,291,250
=======================================================================
                                                              5,130,830
=======================================================================

BROADCASTING & CABLE TV-3.38%

Cox Radio, Inc.-Class A(a)                       150,000      3,318,000
-----------------------------------------------------------------------
Cumulus Media Inc.-Class A(a)                    175,000      3,277,750
-----------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)            155,000      3,437,900
-----------------------------------------------------------------------
Entercom Communications Corp.(a)                  40,000      1,832,400
-----------------------------------------------------------------------
TiVo Inc.(a)                                     250,000      2,005,000
=======================================================================
                                                             13,871,050
=======================================================================

CASINOS & GAMING-0.43%

Station Casinos, Inc.                             60,000      1,785,000
=======================================================================

COMMUNICATIONS EQUIPMENT-2.36%

Andrew Corp.(a)                                  250,000      3,270,000
-----------------------------------------------------------------------
F5 Networks, Inc.(a)                              50,000      1,250,500
-----------------------------------------------------------------------
Harmonic Inc.(a)                                 200,000      1,552,000
-----------------------------------------------------------------------
Tekelec(a)                                       225,000      3,620,250
=======================================================================
                                                              9,692,750
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

GameStop Corp.-Class A(a)(b)                     180,000      3,027,600
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

COMPUTER STORAGE & PERIPHERALS-2.29%

Applied Films Corp.(a)                           120,000   $  3,762,000
-----------------------------------------------------------------------
Drexler Technology Corp.(a)                      100,000      1,504,000
-----------------------------------------------------------------------
Komag, Inc.(a)                                    64,300      1,212,698
-----------------------------------------------------------------------
Synaptics Inc.(a)                                100,000      1,300,000
-----------------------------------------------------------------------
UNOVA, Inc.(a)                                    75,000      1,628,250
=======================================================================
                                                              9,406,948
=======================================================================

CONSTRUCTION & ENGINEERING-1.59%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                           150,000      4,087,500
-----------------------------------------------------------------------
Quanta Services, Inc.(a)                         300,000      2,454,000
=======================================================================
                                                              6,541,500
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.58%

AGCO Corp.(a)                                    360,000      6,480,000
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.96%

Alliance Data Systems Corp.(a)                    75,000      2,083,500
-----------------------------------------------------------------------
eSpeed, Inc.-Class A(a)                           50,000      1,362,500
-----------------------------------------------------------------------
Intrado Inc.(a)                                   99,515      1,799,231
-----------------------------------------------------------------------
Lightbridge, Inc.(a)                              65,000        624,000
-----------------------------------------------------------------------
Pegasus Solutions Inc.(a)                        200,000      2,184,000
=======================================================================
                                                              8,053,231
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.62%

Central Parking Corp.                            150,000      1,810,500
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              45,100      1,698,015
-----------------------------------------------------------------------
Exult Inc.(a)                                    400,000      3,172,000
-----------------------------------------------------------------------
Kroll Inc.(a)                                    175,000      4,070,500
=======================================================================
                                                             10,751,015
=======================================================================

DRUG RETAIL-0.30%

Duane Reade Inc.(a)                               90,000      1,237,500
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.49%

C & D Technologies, Inc.                         100,000      1,993,000
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-5.38%

Aeroflex Inc.(a)                                 300,000      2,784,000
-----------------------------------------------------------------------
Cognex Corp.                                      50,000      1,342,500
-----------------------------------------------------------------------
FLIR Systems, Inc.(a)                             40,000      1,250,400
-----------------------------------------------------------------------
Keithley Instruments, Inc.                        75,000      1,209,750
-----------------------------------------------------------------------
Lexar Media, Inc.(a)                             105,000      2,405,550
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

National Instruments Corp.                        75,000   $  3,193,500
-----------------------------------------------------------------------
ScanSource, Inc.(a)                               75,000      3,225,000
-----------------------------------------------------------------------
Tektronix, Inc.                                  120,000      3,080,400
-----------------------------------------------------------------------
Varian Inc.(a)                                   100,000      3,581,000
=======================================================================
                                                             22,072,100
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-3.11%

Merix Corp.(a)                                   250,000      4,447,500
-----------------------------------------------------------------------
Photon Dynamics, Inc.(a)                          60,000      2,269,200
-----------------------------------------------------------------------
TTM Technologies, Inc.(a)                        375,000      6,037,500
=======================================================================
                                                             12,754,200
=======================================================================

EMPLOYMENT SERVICES-0.74%

Gevity HR, Inc.                                  200,000      3,024,000
=======================================================================

FOOD DISTRIBUTORS-0.32%

Performance Food Group Co.(a)                     35,000      1,303,750
=======================================================================

HEALTH CARE DISTRIBUTORS-0.38%

Henry Schein, Inc.(a)                             25,000      1,551,250
=======================================================================

HEALTH CARE EQUIPMENT-2.35%

Advanced Neuromodulation Systems, Inc.(a)         85,000      3,485,000
-----------------------------------------------------------------------
Cyberonics, Inc.(a)                               60,000      1,641,000
-----------------------------------------------------------------------
Respironics, Inc.(a)                              50,000      2,084,500
-----------------------------------------------------------------------
STERIS Corp.(a)                                   85,000      1,769,700
-----------------------------------------------------------------------
Zoll Medical Corp.(a)                             20,000        679,800
=======================================================================
                                                              9,660,000
=======================================================================

HEALTH CARE FACILITIES-1.09%

Community Health Systems Inc.(a)                  40,000        960,800
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                              125,000      3,530,000
=======================================================================
                                                              4,490,800
=======================================================================

HEALTH CARE SERVICES-1.35%

Renal Care Group, Inc.(a)                         50,000      1,875,500
-----------------------------------------------------------------------
SFBC International, Inc.(a)                      125,000      3,678,750
=======================================================================
                                                              5,554,250
=======================================================================

HEALTH CARE SUPPLIES-3.41%

Dade Behring Holdings Inc.(a)                     75,000      2,292,750
-----------------------------------------------------------------------
Immucor, Inc.(a)                                  95,000      2,796,800
-----------------------------------------------------------------------
Interpore International, Inc.(a)                 335,000      3,953,000
-----------------------------------------------------------------------
Osteotech, Inc.(a)                               400,000      3,236,000
-----------------------------------------------------------------------
STAAR Surgical Co.(a)                            175,000      1,734,250
=======================================================================
                                                             14,012,800
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.92%

Take-Two Interactive Software, Inc.(a)            95,000      3,757,250
=======================================================================

HOME IMPROVEMENT RETAIL-0.78%

Kirkland's, Inc.(a)                              145,000      3,197,250
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

HOMEBUILDING-0.65%

Champion Enterprises, Inc.(a)                    375,000   $  2,662,500
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.16%

Gaylord Entertainment Co.(a)                     155,000      4,177,250
-----------------------------------------------------------------------
Intrawest Corp. (Canada)                         200,000      3,362,000
-----------------------------------------------------------------------
Sunterra Corp.(a)                                100,000      1,342,000
=======================================================================
                                                              8,881,250
=======================================================================

HOUSEHOLD APPLIANCES-0.55%

Helen of Troy Ltd. (Bermuda)(a)                  100,000      2,243,000
=======================================================================

HOUSEWARES & SPECIALTIES-1.01%

Jarden Corp.(a)                                  100,000      4,129,000
=======================================================================

INDUSTRIAL GASES-0.43%

Airgas, Inc.                                      92,000      1,761,800
=======================================================================

INTERNET RETAIL-0.34%

Priceline.com Inc.(a)                             50,000      1,403,000
=======================================================================

INTERNET SOFTWARE & SERVICES-4.59%

Akamai Technologies, Inc.(a)                     200,000      1,580,000
-----------------------------------------------------------------------
aQuantive, Inc.(a)                               150,000      1,575,000
-----------------------------------------------------------------------
Ask Jeeves, Inc.(a)                              300,000      5,748,000
-----------------------------------------------------------------------
CNET Networks, Inc.(a)                           200,000      1,628,000
-----------------------------------------------------------------------
Digital River, Inc.(a)                           110,000      3,014,000
-----------------------------------------------------------------------
DoubleClick Inc.(a)                              300,000      2,499,000
-----------------------------------------------------------------------
MatrixOne, Inc.(a)                               140,000        775,600
-----------------------------------------------------------------------
SonicWALL, Inc.(a)                               250,000      2,025,000
=======================================================================
                                                             18,844,600
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.48%

Edwards (A.G.), Inc.                              77,900      3,154,950
-----------------------------------------------------------------------
Jefferies Group, Inc.                            110,000      3,410,000
-----------------------------------------------------------------------
Raymond James Financial, Inc.                    100,000      4,079,000
-----------------------------------------------------------------------
SoundView Technology Group, Inc.(a)              310,100      3,628,170
=======================================================================
                                                             14,272,120
=======================================================================

IT CONSULTING & OTHER SERVICES-4.85%

Anteon International Corp.(a)                     75,000      2,560,500
-----------------------------------------------------------------------
CACI International Inc.-Class A(a)                50,000      2,476,500
-----------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)           50,000      2,269,500
-----------------------------------------------------------------------
Forrester Research, Inc.(a)                      200,000      3,410,000
-----------------------------------------------------------------------
Gartner, Inc.-Class A(a)                         300,000      3,825,000
-----------------------------------------------------------------------
Keane, Inc.(a)                                   250,000      3,285,000
-----------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                       225,000      2,097,000
=======================================================================
                                                             19,923,500
=======================================================================

LEISURE FACILITIES-0.49%

Speedway Motorsports, Inc.                        70,000      2,023,000
=======================================================================

LEISURE PRODUCTS-1.07%

Marvel Enterprises, Inc.(a)                       85,000      2,503,250
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
LEISURE PRODUCTS-(CONTINUED)

Oakley, Inc.                                     175,000   $  1,898,750
=======================================================================
                                                              4,402,000
=======================================================================

MOVIES & ENTERTAINMENT-0.50%

Regal Entertainment Group-Class A                100,000      2,050,000
=======================================================================

OIL & GAS DRILLING-1.43%

Patterson-UTI Energy, Inc.(a)                     95,000      2,716,050
-----------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)              80,000      3,150,400
=======================================================================
                                                              5,866,450
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.70%

Cal Dive International, Inc.(a)                  125,000      2,591,250
-----------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)          150,000      2,296,500
-----------------------------------------------------------------------
Global Industries, Ltd.(a)                       425,000      1,963,500
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                     225,000      1,964,250
-----------------------------------------------------------------------
Maverick Tube Corp.(a)                           135,000      2,280,150
=======================================================================
                                                             11,095,650
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.49%

Callon Petroleum Co.(a)                          306,200      2,599,638
-----------------------------------------------------------------------
Quicksilver Resources Inc.(a)                     75,000      1,927,500
-----------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)(b)             220,000      4,026,000
-----------------------------------------------------------------------
Westport Resources Corp.(a)                       70,000      1,675,800
=======================================================================
                                                             10,228,938
=======================================================================

PHARMACEUTICALS-4.06%

Angiotech Pharmaceuticals (Canada)(a)            100,000      4,573,000
-----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                        140,000      2,703,400
-----------------------------------------------------------------------
IVAX Corp.(a)                                    157,800      3,039,228
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A             100,000      6,335,000
=======================================================================
                                                             16,650,628
=======================================================================

PUBLISHING-1.42%

Getty Images, Inc.(a)                            130,700      5,842,290
=======================================================================

REAL ESTATE-0.29%

Macerich Co. (The)                                30,000      1,206,000
=======================================================================

REGIONAL BANKS-0.44%

Southwest Bancorp. of Texas, Inc.                 50,000      1,795,500
=======================================================================

RESTAURANTS-1.22%

Chicago Pizza & Brewery, Inc.(a)                 175,000      2,248,750
-----------------------------------------------------------------------
Sonic Corp.(a)                                   100,000      2,781,000
=======================================================================
                                                              5,029,750
=======================================================================

SEMICONDUCTOR EQUIPMENT-5.35%

Amkor Technology, Inc.(a)(b)                     275,000      5,183,750
-----------------------------------------------------------------------
Asyst Technologies, Inc.(a)                       75,000      1,398,750
-----------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                   60,000      3,420,000
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Cymer, Inc.(a)                                   100,000   $  4,566,000
-----------------------------------------------------------------------
DuPont Photomasks, Inc.(a)                       100,000      2,318,000
-----------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)              170,000      2,495,600
-----------------------------------------------------------------------
MKS Instruments, Inc.(a)                         100,000      2,600,000
=======================================================================
                                                             21,982,100
=======================================================================

SEMICONDUCTORS-1.09%

AMIS Holdings, Inc.(a)                           105,300      2,121,795
-----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                        200,000      2,342,000
=======================================================================
                                                              4,463,795
=======================================================================

SPECIALTY STORES-3.59%

America's Car-Mart, Inc.(a)                        6,700        206,695
-----------------------------------------------------------------------
CSK Auto Corp.(a)                                125,000      2,143,750
-----------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                 325,000      4,940,000
-----------------------------------------------------------------------
Jo-Ann Stores, Inc.-Class A(a)                   100,000      3,001,000
-----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         85,000      2,509,200
-----------------------------------------------------------------------
Moore (A.C.) Arts & Crafts, Inc.(a)               50,000      1,156,500
-----------------------------------------------------------------------
Restoration Hardware, Inc.(a)                    100,000        796,000
=======================================================================
                                                             14,753,145
=======================================================================

STEEL-0.74%

Metals USA, Inc.(a)                              350,000      3,034,500
=======================================================================

SYSTEMS SOFTWARE-2.59%

Micromuse Inc.(a)                                350,000      2,817,500
-----------------------------------------------------------------------
NetIQ Corp.(a)                                   250,000      3,035,000
-----------------------------------------------------------------------
Red Hat, Inc.(a)                                 175,000      2,632,000
-----------------------------------------------------------------------
Secure Computing Corp.(a)                        150,000      2,157,000
=======================================================================
                                                             10,641,500
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.58%

Anixter International Inc.(a)                    100,000      2,388,000
=======================================================================

TIRES & RUBBER-0.55%

Cooper Tire & Rubber Co.                         115,000      2,260,900
=======================================================================

TRUCKING-0.62%

Landstar System, Inc.(a)                          35,000      2,556,400
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.13%

At Road, Inc.(a)                                 200,000      2,580,000
-----------------------------------------------------------------------
Crown Castle International Corp.(a)              220,000      2,785,200
-----------------------------------------------------------------------
SpectraSite, Inc.(a)                             100,000      3,875,000
-----------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                 75,000      1,455,000
-----------------------------------------------------------------------
Wireless Facilities, Inc.(a)                     125,000      2,147,500
=======================================================================
                                                             12,842,700
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $333,167,200)                         397,275,559
=======================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. TREASURY BILLS-0.73%

0.93%, 12/18/03 (Cost $2,996,358)(c)          $3,000,000(d) $  2,996,358
========================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-0.78%

CALLS-0.05%

S&P 500 Index               95      $1,035      Nov-03          221,825
=======================================================================

PUTS-0.73%

Computer Associates
  International, Inc.    2,324       22.50      Nov-03          139,440
-----------------------------------------------------------------------
Russell 2000 Index         880         510      Dec-03          897,600
-----------------------------------------------------------------------
S&P 500 Index              635         990      Nov-03          120,650
-----------------------------------------------------------------------
S&P 500 Index              580       1,015      Dec-03          626,400
-----------------------------------------------------------------------
S&P 500 Index              530       1,050      Dec-03        1,200,450
=======================================================================
                                                              2,984,540
=======================================================================
    Total Options
      Purchased (Cost
      $6,873,820)                                             3,206,365
=======================================================================


                                                 SHARES
MONEY MARKET FUNDS-2.42%

STIC Liquid Assets Portfolio(e)                4,962,954       4,962,954
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        4,962,954       4,962,954
========================================================================
    Total Money Market Funds (Cost
      $9,925,908)                                              9,925,908
========================================================================
TOTAL INVESTMENTS-100.69% (Cost $352,963,286)                413,404,190
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.69%)                         (2,836,531)
________________________________________________________________________
========================================================================
NET ASSETS-100.00%                                          $410,567,659
________________________________________________________________________
========================================================================

                                                 SHARES
                                               SOLD SHORT
SECURITIES SOLD SHORT-6.35%(f)

COMMON STOCKS-6.35%

APPLICATION SOFTWARE-0.55%

Manhattan Associates, Inc.                        80,900    $  2,252,256
========================================================================

------------------------------------------------------------------------
                                                 SHARES        MARKET
                                               SOLD SHORT      VALUE
COMMON STOCKS-(CONTINUED)

COMPUTER HARDWARE-0.24%

Hewlett-Packard Co.                               45,000    $  1,003,950
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.25%

Electronic Data Systems Corp.                     47,000       1,008,150
========================================================================

FOREST PRODUCTS-0.24%

Louisiana-Pacific Corp.                           51,700         983,334
========================================================================

HEALTH CARE FACILITIES-0.63%

Sunrise Assisted Living, Inc.                     90,000       2,601,000
========================================================================

HEALTH CARE SERVICES-0.42%

eResearch Technology, Inc.                        37,500       1,724,625
========================================================================

HEALTH CARE SUPPLIES-0.26%

SurModics, Inc.                                   50,000       1,050,500
========================================================================

HOMEBUILDING-0.54%

KB HOME                                           32,300       2,212,227
========================================================================

PHARMACEUTICALS-0.59%

Mylan Laboratories Inc.                          100,000       2,415,000
========================================================================

PHOTOGRAPHIC PRODUCTS-0.09%

Eastman Kodak Co.                                 15,000         366,450
========================================================================

REGIONAL BANKS-0.59%

Commerce Bancorp, Inc.                            50,000       2,417,000
========================================================================

RESTAURANTS-0.49%

Cheesecake Factory Inc. (The)                     50,000       1,997,000
========================================================================

SEMICONDUCTOR EQUIPMENT-0.39%

Brooks Automation, Inc.                           65,000       1,621,750
========================================================================

SPECIALTY STORES-0.30%

Select Comfort Corp.                              40,000       1,252,000
========================================================================

TRUCKING-0.77%

Roadway Corp.                                     62,000       3,177,500
========================================================================
    Total Securities Sold Short                             $ 26,082,742
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section G and Note 6.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 7.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $35,653,984 which represents 136.70% of market value.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $343,037,378)                                $403,478,282
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $9,925,908)                               9,925,908
-----------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                        27,037,375
-----------------------------------------------------------
  Investments sold                               16,271,225
-----------------------------------------------------------
  Fund shares sold                                  729,228
-----------------------------------------------------------
  Dividends and interest                             35,095
-----------------------------------------------------------
  Short positions covered                           778,509
-----------------------------------------------------------
  Short stock rebates                                 2,058
-----------------------------------------------------------
Investment for deferred compensation plan            30,908
-----------------------------------------------------------
Other assets                                         65,559
===========================================================
    Total assets                                458,354,147
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          20,060,798
-----------------------------------------------------------
  Fund shares reacquired                            760,564
-----------------------------------------------------------
  Options written, at market value (premiums
    received $180,696)                              108,500
-----------------------------------------------------------
  Deferred compensation plan                         30,908
-----------------------------------------------------------
  Variation margin                                  287,375
-----------------------------------------------------------
  Short stock account dividends                       3,750
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $25,547,889)                         26,082,742
-----------------------------------------------------------
Accrued interest expense                              6,938
-----------------------------------------------------------
Accrued distribution fees                           215,512
-----------------------------------------------------------
Accrued trustees' fees                               13,426
-----------------------------------------------------------
Accrued transfer agent fees                          67,358
-----------------------------------------------------------
Accrued operating expenses                          148,617
===========================================================
    Total liabilities                            47,786,488
===========================================================
Net assets applicable to shares outstanding    $410,567,659
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $378,496,055
-----------------------------------------------------------
Undistributed net investment income (loss)          (44,970)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short    (29,720,409)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            61,836,983
===========================================================
                                               $410,567,659
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $237,846,157
___________________________________________________________
===========================================================
Class B                                        $145,779,005
___________________________________________________________
===========================================================
Class C                                        $ 26,942,497
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,792,840
___________________________________________________________
===========================================================
Class B                                          11,476,006
___________________________________________________________
===========================================================
Class C                                           2,118,019
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.37
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.37 divided by
      94.50%)                                  $      14.15
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.70
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.72
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,580)          $    636,130
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       248,994
--------------------------------------------------------------------------
Interest                                                            99,008
==========================================================================
    Total investment income                                        984,132
==========================================================================

EXPENSES:

Advisory fees                                                    2,169,088
--------------------------------------------------------------------------
Administrative services fees                                        93,735
--------------------------------------------------------------------------
Custodian fees                                                      67,421
==========================================================================
Distribution fees:
  Class A                                                          632,432
--------------------------------------------------------------------------
  Class B                                                        1,270,425
--------------------------------------------------------------------------
  Class C                                                          199,272
--------------------------------------------------------------------------
Interest                                                           191,169
--------------------------------------------------------------------------
Transfer agent fees                                                421,044
--------------------------------------------------------------------------
Trustees' fees                                                      13,957
--------------------------------------------------------------------------
Dividends on short sales                                           175,938
--------------------------------------------------------------------------
Short stock rebates                                                 53,765
--------------------------------------------------------------------------
Other                                                              246,085
==========================================================================
    Total expenses                                               5,534,331
==========================================================================
Less: Fees waived and expense offset arrangements                  (12,006)
--------------------------------------------------------------------------
    Net expenses                                                 5,522,325
==========================================================================
Net investment income (loss)                                    (4,538,193)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         18,253,367
--------------------------------------------------------------------------
  Futures contracts                                              9,300,299
--------------------------------------------------------------------------
  Option contracts written                                         989,224
--------------------------------------------------------------------------
  Securities sold short                                        (13,988,240)
==========================================================================
                                                                14,554,650
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         79,315,394
--------------------------------------------------------------------------
  Futures contracts                                              1,858,737
--------------------------------------------------------------------------
  Option contracts written                                         296,475
--------------------------------------------------------------------------
  Securities sold short                                            189,839
==========================================================================
                                                                81,660,445
==========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                    96,215,095
==========================================================================
Net increase in net assets resulting from operations          $ 91,676,902
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,538,193)   $  (2,821,873)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                       14,554,650      (33,464,030)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                         81,660,445      (46,550,475)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 91,676,902      (82,836,378)
===========================================================================================
Share transactions-net:
  Class A                                                       16,711,714      (53,330,197)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,247,443)     (48,093,097)
-------------------------------------------------------------------------------------------
  Class C                                                        3,936,587       (4,710,961)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          5,400,858     (106,134,255)
===========================================================================================
    Net increase (decrease) in net assets                       97,077,760     (188,970,633)
===========================================================================================

NET ASSETS:

  Beginning of year                                            313,489,899      502,460,532
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(44,970) and $(36,630) for 2003 and 2002,
    respectively)                                             $410,567,659    $ 313,489,899
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $4,413.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $93,735 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as AIM Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $227,874 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $632,432, $1,270,425 and $199,272, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $58,515 in front-end sales commissions from the sale of Class A shares and $74,371, $7 and $1,181 for Class A, Class B and Class C shares, respectively, from CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $4,217 and reductions in custodian fees of $3,376 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,593.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,652 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Chase Morgan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2003, the average outstanding daily balance of bank loans for the Fund was $2,342,466 with a weighted average interest rate of 2.04%.

    The Fund may also participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2003.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--OPTION CONTRACTS WRITTEN

                     TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------
                        CALL OPTION CONTRACTS      PUT OPTION CONTRACTS
                       ------------------------    ---------------------
                       NUMBER OF     PREMIUMS      NUMBER OF    PREMIUMS
                       CONTRACTS     RECEIVED      CONTRACTS    RECEIVED
------------------------------------------------------------------------
Beginning of year         4,621     $  582,414         --       $    --
------------------------------------------------------------------------
Written                  48,962      5,180,811        600         9,090
------------------------------------------------------------------------
Closed                  (19,745)    (2,428,457)        --            --
------------------------------------------------------------------------
Exercised               (21,592)    (2,210,269)        --            --
------------------------------------------------------------------------
Expired                  (9,546)      (943,803)      (600)       (9,090)
========================================================================
End of year               2,700     $  180,696         --       $    --
________________________________________________________________________
========================================================================

                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------
                                                                   OCTOBER 31,
                                                                      2003
                        CONTRACT   STRIKE   NUMBER OF   PREMIUMS     MARKET       UNREALIZED
CALLS                    MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      APPRECIATION
---------------------------------------------------------------------------------------------
Amkor Technology, Inc.   Nov-03    $  20      1,000     $65,194     $ 50,000       $15,194
---------------------------------------------------------------------------------------------
GameStop Corp.- Class
 A                       Jan-04       20      1,400     102,195       52,500        49,695
---------------------------------------------------------------------------------------------
Ultra Petroleum Corp.
 (Canada)                Nov-03       20        300      13,307        6,000         7,307
=============================================================================================
                                              2,700     $180,696    $108,500       $72,196
_____________________________________________________________________________________________
=============================================================================================

NOTE 7--FUTURES CONTRACTS

On October 31, 2003, $2,792,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                          OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
Russell 2000 Index        209      Dec-03/Long   $55,212,575    $1,858,737
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 60,818,547
-----------------------------------------------------------
Temporary book/tax differences                      (44,970)
-----------------------------------------------------------
Capital loss carryforward                       (28,701,973)
-----------------------------------------------------------
Shares of beneficial interest                   378,496,055
===========================================================
Total net assets                               $410,567,659
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the tax recognition of unrealized gains and losses on certain index options and the deferral of losses on certain short sales. The tax-basis unrealized appreciation on investments includes appreciation on options contracts written of $72,196.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $  3,151,303
----------------------------------------------------------
October 31, 2010                                25,550,670
==========================================================
Total capital loss carryforward               $ 28,701,973
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $684,217,470 and $673,377,565, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                         $67,647,035
-----------------------------------------------------------
  Securities sold short                             590,577
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (5,867,493)
-----------------------------------------------------------
  Securities sold short                          (1,623,768)
===========================================================
Net unrealized appreciation of investment
  securities                                    $60,746,351
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $351,624,648.
Proceeds from securities sold short for tax purposes are
$25,049,551.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise tax paid and net operating losses on October 31, 2003, undistributed net investment income (loss) was increased by $4,529,853 and shares of beneficial interest decreased by $4,529,853. This reclassification had no effect on net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2003                           2002
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     10,039,678    $ 120,428,839     1,551,373    $  18,830,148
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,688,285       18,864,088       486,345        5,413,348
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,067,705       11,501,223       225,740        2,715,714
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        178,721        1,979,010        49,101          574,524
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (187,530)      (1,979,010)      (51,410)        (574,524)
========================================================================================================================
Reacquired:
  Class A                                                     (9,286,094)    (105,696,135)   (6,143,450)     (72,734,869)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,070,346)     (32,132,521)   (4,722,275)     (52,931,921)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (726,714)      (7,564,636)     (659,122)      (7,426,675)
========================================================================================================================
                                                                (296,295)   $   5,400,858    (9,263,698)   $(106,134,255)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                          ---------------------------------------------------------------------------------
                                                                                   THREE MONTHS
                                                 YEAR ENDED OCTOBER 31,              ENDED           YEAR ENDED JULY 31,
                                          -------------------------------------    OCTOBER 31,     ------------------------
                                            2003           2002          2001         2000           2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  10.10       $  12.49      $  26.05      $  25.79      $  14.86        $   9.76
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.12)(a)      (0.04)(b)      0.05          0.03         (0.14)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.39          (2.35)        (3.51)         0.23         11.97            5.20
===========================================================================================================================
    Total from investment operations          3.27          (2.39)        (3.46)         0.26         11.83            5.11
===========================================================================================================================
Less distributions:
  Dividends from net investment income          --             --         (0.01)           --            --           (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --             --        (10.09)           --         (0.90)             --
===========================================================================================================================
    Total distributions                         --             --        (10.10)           --         (0.90)          (0.01)
===========================================================================================================================
Net asset value, end of period            $  13.37       $  10.10      $  12.49      $  26.05      $  25.79        $  14.86
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                              32.38%        (19.14)%      (18.27)%        1.01%        81.64%          52.36%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $237,846       $170,276      $267,260      $442,913      $449,044        $205,721
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  expenses related to short sales):
  With fee waivers                            1.40%(d)       0.78%         1.15%         1.50%(e)      1.73%           2.35%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.40%(d)       0.88%         1.25%         1.60%(e)      1.81%           2.35%
===========================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  expenses related to short sales):
  With fee waivers                            1.29%(d)       0.72%         1.13%         1.41%(e)      1.47%           1.74%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.29%(d)       0.82%         1.23%         1.51%(e)      1.55%           1.74%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.09)%(d)     (0.30)%(b)     0.30%         0.39%(e)     (0.63)%         (1.44)%
===========================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                      0.11%(d)       0.06%         0.02%         0.09%(e)      0.26%           0.61%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                     223%           225%          250%           52%          198%            220%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of 180,694,968.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                              CLASS B
                                          --------------------------------------------------------------------------------
                                                                                    THREE MONTHS     YEAR ENDED JULY 31,
                                                  YEAR ENDED OCTOBER 31,              ENDED
                                          --------------------------------------    OCTOBER 31,     ----------------------
                                            2003           2002           2001         2000           2000          1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.66       $  12.03       $  25.61      $  25.41      $  14.75      $   9.76
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.18)(a)      (0.14)(b)      (0.07)        (0.02)        (0.30)(a)     (0.17)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.22          (2.23)         (3.42)         0.22         11.86          5.17
==========================================================================================================================
    Total from investment operations          3.04          (2.37)         (3.49)         0.20         11.56          5.00
==========================================================================================================================
Less distributions:
  Dividends from net investment income          --             --             --            --            --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --             --         (10.09)           --         (0.90)
==========================================================================================================================
Net asset value, end of period            $  12.70       $   9.66       $  12.03      $  25.61      $  25.41      $  14.75
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                              31.47%        (19.70)%       (18.93)%        0.79%        80.38%        51.30%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $145,779       $126,022       $208,563      $325,957      $326,571      $153,793
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  expenses related to short sales)            2.05%(d)       1.53%          1.91%         2.27%(e)      2.48%         3.03%
==========================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  expenses related to short sales)            1.94%(d)       1.47%          1.89%         2.18%(e)      2.22%         2.42%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.74)%(d)     (1.05)%(b)     (0.46)%       (0.37)%(e)    (1.38)%       (2.12)%
==========================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                      0.11%(d)       0.06%          0.02%         0.09%(e)      0.26%         0.61%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                     223%           225%           250%           52%          198%          220%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $127,042,485.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                               CLASS C
                                          ----------------------------------------------------------------------------------
                                                                                                               DECEMBER 31,
                                                                                                                 1998
                                                                                 THREE MONTHS                  (DATE SALES
                                                YEAR ENDED OCTOBER 31,             ENDED         YEAR ENDED    COMMENCED) TO
                                          -----------------------------------    OCTOBER 31,     JULY 31,      JULY 31,
                                           2003          2002          2001        2000            2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  9.67       $ 12.05       $ 25.63      $ 25.43        $ 14.78         $11.70
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.19)(a)     (0.14)(b)     (0.07)       (0.02)         (0.32)(a)      (0.11)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 3.24         (2.24)        (3.42)        0.22          11.87           3.19
============================================================================================================================
    Total from investment operations         3.05         (2.38)        (3.49)        0.20          11.55           3.08
============================================================================================================================
Less distributions from net realized
  gains                                        --            --        (10.09)          --          (0.90)            --
============================================================================================================================
Net asset value, end of period            $ 12.72       $  9.67       $ 12.05      $ 25.63        $ 25.43         $14.78
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                             31.54%       (19.75)%      (18.91)%       0.79%         80.15%         29.31%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $26,942       $17,192       $26,637      $46,111        $44,557         $5,977
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  expenses related to short sales)           2.05%(d)      1.53%         1.91%        2.27%(e)       2.48%          3.03%(e)
============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  expenses related to short sales)           1.94%(d)      1.47%         1.89%        2.18%(e)       2.22%          2.42%(e)
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         1.74%(d)     (1.05)%(b)    (0.46)%      (0.37)%(e)     (1.38)%        (2.12)%(e)
============================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                     0.11%(d)      0.06%         0.02%        0.09%(e)       0.26%          0.61%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                    223%          225%          250%          52%           198%           220%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $19,927,164.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Opportunities I Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities I Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities I Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Special Opportunities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                         WITHHOLDING
       DIRECTORS/MATTER                                                  VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................      45,696,475        472,746
       Frank S. Bayley.............................................      45,686,914        482,307
       James T. Bunch..............................................      45,706,208        463,013
       Bruce L. Crockett...........................................      45,695,311        473,910
       Albert R. Dowden............................................      45,694,863        474,358
       Edward K. Dunn, Jr..........................................      45,674,217        495,004
       Jack M. Fields..............................................      45,687,577        481,644
       Carl Frischling.............................................      45,680,946        488,275
       Robert H. Graham............................................      45,680,403        488,818
       Gerald J. Lewis.............................................      45,674,220        495,001
       Prema Mathai-Davis..........................................      45,679,241        489,980
       Lewis F. Pennock............................................      45,690,895        478,326
       Ruth H. Quigley.............................................      45,668,095        501,126
       Louis S. Sklar..............................................      45,690,656        478,565
       Larry Soll, Ph.D............................................      45,698,914        470,307
       Mark H. Williamson..........................................      45,680,830        488,391

* Proposal required approval by a combined vote of all the portfolios of AIM Special Opportunities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND         TRUSTEE AND/
POSITION(S) HELD WITH THE       OR OFFICER   PRINCIPAL OCCUPATION(S)                                        OTHER DIRECTORSHIP(S)
TRUST                           SINCE        DURING PAST 5 YEARS                                               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998     Director and Chairman, A I M Management Group Inc.             Director and Chairman,
  Trustee, Chairman and                     (financial services holding company); and Director and Vice    INVESCO Bond Funds, Inc.,
  President                                 Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM     INVESCO Combination Stock
                                            Division (parent of AIM and a global investment management     & Bond Funds, Inc.,
                                            firm)                                                          INVESCO Counselor Series
                                            Formerly: President and Chief Executive Officer, A I M         Funds, Inc., INVESCO
                                            Management Group Inc.; Director, Chairman and President,       International Funds,
                                            A I M Advisors, Inc. (registered investment advisor); and      Inc., INVESCO Manager
                                            Director and Chairman, A I M Capital Management, Inc.          Series Funds, Inc.,
                                            (registered investment advisor), A I M Distributors, Inc.      INVESCO Money Market
                                            (registered broker dealer), AIM Investment Services, Inc.,     Funds, Inc., INVESCO
                                            (registered transfer agent), and Fund Management Company       Sector Funds, Inc.,
                                            (registered broker dealer); and Chief Executive Officer,       INVESCO Stock Funds,
                                            AMVESCAP PLC -- Managed Products                               Inc., INVESCO Treasurer's
                                                                                                           Series Funds, Inc. and
                                                                                                           INVESCO Variable
                                                                                                           Investment Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson(2) -- 1951    2003     Director, President and Chief Executive Officer, A I M          None
 Trustee and Executive Vice                Management Group Inc. (financial services holding company);
 President                                 Director, Chairman and President, A I M Advisors, Inc.
                                           (registered investment advisor); Director, A I M Capital
                                           Management, Inc. (registered investment advisor) and A I M
                                           Distributors, Inc. (registered broker dealer); Director and
                                           Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                           dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                           Division (parent of AIM and a global investment management firm)
                                           Formerly: Director, Chairman, President and Chief Executive
                                           Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                           Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                           Products; Chairman and Chief Executive Officer of
                                           NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                           Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003     Consultant                                                     None
  Trustee
                                            Formerly: President and Chief Executive Officer, AMC Cancer
                                            Research Center; and Chairman and Chief Executive Officer,
                                            First Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001     Of Counsel, law firm of Baker & McKenzie                       Badgley Funds, Inc.
  Trustee                                                                                                  (registered investment
                                                                                                           company)
------------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003     Co-President and Founder, Green, Manning & Bunch Ltd.,         None
  Trustee                                   (investment banking firm); and Director, Policy Studies,
                                            Inc. and Van Gilder Insurance Corporation
                                            Formerly: General Counsel and Director, Boettcher & Co.; and
                                            Chairman and Managing Partner, law firm of Davis, Graham &
                                            Stubbs
------------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1998     Chairman, Crockett Technology Associates (technology           ACE Limited (insurance
  Trustee                                   consulting company)                                            company); and
                                                                                                           Captaris, Inc.
                                                                                                           (unified messaging
                                                                                                           provider)
------------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000     Director of a number of public and private business            Cortland Trust, Inc.
  Trustee                                   corporations, including the Boss Group Ltd. (private           (Chairman) (registered
                                            investment and management) and Magellan Insurance Company      investment company);
                                            Formerly: Director, President and Chief Executive Officer,     Annuity and Life Re
                                            Volvo Group North America, Inc.; Senior Vice President, AB     (Holdings), Ltd.
                                            Volvo; and director of various affiliated Volvo Group          (insurance company)
                                            companies
------------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998     Formerly: Chairman, Mercantile Mortgage Corp.; President and   None
  Trustee                                   Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                            Co.; and President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1998     Chief Executive Officer, Twenty First Century Group, Inc.      Administaff
  Trustee                                   (government affairs company) and Texana Timber LP

------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                    TRUSTEE AND/
NAME, YEAR OF BIRTH AND             OR OFFICER   PRINCIPAL OCCUPATION(S)                                      OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST       SINCE      DURING PAST 5 YEARS                                          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1998         Partner, law firm of Kramer Levin Naftalis and Frankel LLP   Cortland Trust, Inc.
  Trustee                                                                                                     (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003         Chairman, Lawsuit Resolution Services (San Diego,            General Chemical
  Trustee                                        California)                                                  Group, Inc.,
                                                 Formerly: Associate Justice of the California Court of       Wheelabrator
                                                 Appeals                                                      Technologies, Inc.
                                                                                                              (waste management
                                                                                                              company), Fisher
                                                                                                              Scientific, Inc.,
                                                                                                              Henley Manufacturing,
                                                                                                              Inc. (laboratory
                                                                                                              supplies), and
                                                                                                              California Coastal
                                                                                                              Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998         Formerly: Chief Executive Officer, YWCA of the USA           None
  Trustee




------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1998         Partner, law firm of Pennock & Cooper                        None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001         Retired                                                      None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1998         Executive Vice President, Development and Operations Hines   None
  Trustee                                        Interests Limited Partnership (real estate development
                                                 company)
------------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003         Retired                                                      None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003         Director, Senior Vice President, Secretary and General       N/A
  Senior Vice President                          Counsel, A I M Management Group Inc. (financial services
                                                 holding company) and A I M Advisors, Inc.; Vice President,
                                                 A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                 AIM Investment Services, Inc.; and Director, Vice President
                                                 and General Counsel, Fund Management Company
                                                 Formerly: Senior Vice President and General Counsel, Liberty
                                                 Financial Companies, Inc.; and Senior Vice President and
                                                 General Counsel, Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1998         Director, Chairman and Director of Investments, A I M        N/A
  Senior Vice President                          Capital Management, Inc.; Director and Executive Vice
                                                 President, A I M Management Group Inc.; Director and Senior
                                                 Vice President, A I M Advisors, Inc.; and Director, A I M
                                                 Distributors, Inc. and AMVESCAP PLC
                                                 Formerly: Chief Executive Officer and President, A I M
                                                 Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002         Managing Director and Chief Research Officer -- Fixed        N/A
  Vice President                                 Income, A I M Capital Management, Inc.; and Vice President,
                                                 A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1998         Vice President and Chief Compliance Officer, A I M Advisors, N/A
  Vice President                                 Inc. and A I M Capital Management, Inc.; and Vice President,
                                                 AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999         Vice President, A I M Advisors, Inc., and President, Chief   N/A
  Vice President                                 Executive Officer and Chief Investment Officer, A I M
                                                 Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1998         Vice President and Fund Treasurer, A I M Advisors, Inc.      N/A
  Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

      DOMESTIC EQUITY                  INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund           AIM Asia Pacific Growth Fund               TAXABLE
AIM Balanced Fund*                   AIM Developing Markets Fund
AIM Basic Balanced Fund*             AIM European Growth Fund                   AIM Floating Rate Fund
AIM Basic Value Fund                 AIM European Small Company Fund            AIM High Yield Fund
AIM Blue Chip Fund                   AIM Global Aggressive Growth Fund          AIM Income Fund
AIM Capital Development Fund         AIM Global Growth Fund                     AIM Intermediate Government Fund
AIM Charter Fund                     AIM Global Trends Fund                     AIM Limited Maturity Treasury Fund
AIM Constellation Fund               AIM Global Value Fund(4)                   AIM Money Market Fund
AIM Dent Demographic Trends Fund     AIM International Emerging Growth Fund     AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)     AIM International Growth Fund              AIM Total Return Bond Fund
AIM Emerging Growth Fund             AIM Trimark Fund                           INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund       INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                       TAX-FREE
AIM Libra Fund                               SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                    AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund         AIM Global Health Care Fund                AIM Municipal Bond Fund
AIM Mid Cap Growth Fund              AIM Real Estate Fund                       AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund             INVESCO Advantage Health Sciences Fund     AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund            INVESCO Energy Fund
AIM Opportunities III Fund           INVESCO Financial Services Fund
AIM Premier Equity Fund              INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund               INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)         INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)         INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund            INVESCO Technology Fund
AM Trimark Small Companies Fund      INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.



                                            AIMinvestments.com         OPP1-AR-1

                                               YOUR GOALS. OUR SOLUTIONS.--Servicemark--
----------------------------------------------------------------------------------------
Mutual   Retirement   Annuities  College   Separately  Offshore  Alternative  Cash              [AIM INVESTMENT LOGO APPEARS HERE]
Funds    Products                Savings   Managed     Products  Investments  Management                --Servicemark--
                                 Plans     Accounts

                                                       AIM OPPORTUNITIES II FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--

================================================================================
AIM OPPORTUNITIES II FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Effective 9/30/03, Class B shares are      o The fund's investment return and
presented is as of 10/31/03 and is based    not available as an investment for           principal value will fluctuate, so an
on total net assets.                        retirement plans maintained pursuant to      investor's shares, when redeemed, may be
                                            Section 401 of the Internal Revenue Code,    worth more or less than their original
o AIM Opportunities II Fund's performance   including 401(k) plans, money purchase       cost.
figures are historical, and they reflect    pension plans and profit sharing plans.
fund expenses, the reinvestment of          Plans that have existing accounts invested   o The unmanaged Standard & Poor's
distributions, and changes in net asset     in Class B shares will continue to be        Composite Index of 500 Stocks (the S&P
value.                                      allowed to make additional purchases.        500--Registered Trademark--) is an index
                                                                                         of frequently used as a general measure of
o When sales charges are included in        o Leveraging and short-selling, along with   common stocks U.S. stock market
performance figures, Class A share          other hedging strategies, may present        performance.
performance reflects the maximum 5.50%      higher risks, but also offer greater
sales charge, and Class B and Class C       potential rewards. Since stock prices can    o The unmanaged Standard & Poor's MidCap
share performance reflects the applicable   rise without limit, short sales are          400 Index (the S&P 400--Registered
contingent deferred sales charge (CDSC)     riskier because of unlimited exposure to     Trademark--) represents the performance
for the period involved. The CDSC on Class  loss until the position is covered. The      of mid-capitalization stocks.
B shares declines from 5% beginning at the  fund, which is not a complete investment
time of purchase to 0% at the beginning of  program, may not be appropriate for all      o Bloomberg, Inc. is a well-known
the seventh year. The CDSC on Class C       investors. There is no guarantee that the    independent financial research and
shares is 1% for the first year after       fund managers' investment strategies will    reporting firm.
purchase. The performance of the fund's     help investors attain their goals. Please
share classes will differ due to different  see the prospectus for more information      o A direct investment cannot be made in an
sales charge structures and class           about specific investment strategies and     index. Unless otherwise indicated, index
expenses.                                   risks.                                       results include reinvested dividends, and
                                                                                         they do not reflect sales charges or fund
o The fund may participate in the initial   o Investing in small and mid-size            expenses.
public offering (IPO) market in some        companies may involve risks not associated
market cycles. A significant portion of     with investing in more established           A description of the policies and
the fund's returns during certain periods   companies. Also, small companies may have    procedures that the fund uses to determine
was attributable to its investments in      business risk, significant stock price       how to vote proxies relating to portfolio
IPOs. These investments have a magnified    fluctuations and illiquidity.                securities is available without charge,
impact when the fund's asset base is                                                     upon request, by calling 800-959-4246, or
relatively small. As the fund's assets      o Industry classifications used in this      on the AIM Web site, AIMinvestments.com.
grow, the impact of IPO investments will    report are generally according to the
decline, which may reduce the effect of     Global Industry Classification Standard,
IPO investments on the fund's total         which was developed by and is the
return. For additional information          exclusive property and a service mark of
regarding the impact of IPO investments on  Morgan Stanley Capital International Inc.
the fund's performance, please see the      and Standard & Poor's.
fund's prospectus.



=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE          This report may be distributed only to shareholders or
                                                               to persons who have received a current prospectus of
                                                               the fund.
=====================================================


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                       new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                          harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                        o   Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently               o   Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                      believe may be vulnerable to harmful short-term
                    allegations of improper activities by                   trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As part
                    of these widespread investigations,                 o   Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former                   or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was                   between funds.
MARK H.             recently named as a defendant in separate
WILLIAMSON]         civil enforcement actions by the U.S.               o   Employing an enhanced fair value pricing policy on
                    Securities and Exchange Commission (SEC),               certain foreign securities as well as certain illiquid
                    the Office of the New York Attorney                     securities.
                    General and the State of Colorado over an
issue known as "market timing." A number of private class or            None of these tools alone, nor all of them taken together,
derivative actions also were filed in the wake of the                eliminate the possibility of short-term trading strategies
regulators' actions.                                                 that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We
   Investors are understandably concerned and frustrated             have always sought and continue to seek to make these
about these reports, and we would like to take this                  judgments to the best of our abilities and in a manner that we
opportunity to assure you that, based on an investigation            believe is consistent with the best interests of our fund
conducted by an outside firm, IFG and its parent company,            shareholders. And we remain committed to being as vigilant as
AMVESCAP PLC, believe that these civil actions are without           possible in the future to identify and address any harmful
merit. IFG is contesting the charges.                                market timing investors who have the potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the                  We sincerely hope these developments and the media
allegations that have been made. Current information will be         coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will continue       shareholders losing confidence in AIM or INVESCO Funds. Amidst
to communicate to you on our Web site about our finding, and         this storm of controversy in the mutual fund industry, we
the actions we are taking to protect and promote the interests       believe we can find encouragement in the recovering economy
of our shareholders. The independent trustees of the funds are       and rising equity markets. As we write this letter, for
receiving regular reports from their independent counsel and         instance, the S&P 500--Registered Trademark-- Index is up
outside counsel hired by AMVESCAP PLC, the parent of AIM and         approximately 23% year-to-date. Although past performance is
IFG, to perform an ongoing investigation of market timing.           no guarantee of future results, there appear to be indicators that the economy and stock markets are showing signs of
A COMPLEX ISSUE                                                      welcomed improvement. We encourage you to read the enclosed discussion of your fund's performance during this past
Market timing is an investment technique not defined in any          reporting period.
regulation that involves frequent short-term trading of mutual
fund shares, sometimes with a goal to exploit inefficiencies         OUR UNWAVERING COMMITMENT
in the way mutual funds price their shares. We recognize that
fund management companies have tried to deal with this complex       At AIM Investments, we have never wavered in our commitment to
issue in various ways and believe that industry-wide guidance        helping you build solutions for your financial goals. Our
is in order. To that end, we welcome SEC Chairman William            company was founded on a core principle of integrity, and we
Donaldson's pledge to adopt new rules designed to curb market        have always worked hard to earn the trust of our shareholders.
timing abuses. Comprehensive rulemaking is necessary and is          We are committed to doing all we can to maintain your trust
the best way to establish new industry responsibilities              and confidence.
designed to protect shareholders. We support practical rule
changes and structural modifications that are fair,                     Thank you for your continued participation in AIM
enforceable and, most importantly, beneficial for investors.         Investments. Please call your financial advisor or one of our
                                                                     Client Service representatives at 800-959-4246 if you have any
   AIM Investments has policies in place designed to                 further questions or concerns about your AIM Investments
identify, prevent and eliminate harmful trading or other             account.
activities deemed to be detrimental to the funds. We have also
recently taken additional steps--implemented                         Sincerely,

                                                                     /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                     Robert H. Graham                    Mark H. Williamson
                                                                     Chairman and President              President and CEO
                                                                     The AIM Family of Funds             AIM Investments
                                                                     --Registered Trademark--

                                                                     December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                         economy had not yet exhibited sustainable
                                                                                         growth.
FUND POSTS POSITIVE RETURNS FOR FISCAL YEAR
                                                                                            All sectors of the S&P 500 recorded
AIM Opportunities II Fund posted positive    the fiscal year on March 11, 2003. The      gains for the fiscal year. Information
performance for the fiscal year ended        index then rallied, posting a gain of       technology, materials and utilities were
October 31, 2003, with total returns at      32.67% from its low on March 11 through     the top-performing sectors while
net asset value of 25.62% for Class A        the end of the fiscal year.                 telecommunication services, consumer
shares and 24.76% for Class B and Class C                                                staples and health care were the
shares. With these results, the fund            During this rally, the United States     weakest-performing sectors.
outperformed the U.S. stock market as        and its allies took military action
represented by the S&P 500 Index, which      against Iraq and ousted the regime of       =========================================
returned 20.79% for the same period, but     Saddam Hussein. The nation's gross
trailed the 30.61% return of the S&P 400     domestic product (GDP), generally                       WE INCREASED THE
Index, which tracks mid-capitalization       considered the broadest measure of
stocks.                                      economic activity, expanded at an                      FUND'S WEIGHTING IN
                                             annualized rate of 3.3% in the second
   The fund managers attributed the          quarter and 8.2% in the third quarter of             INFORMATION TECHNOLOGY
fund's underperformance of the S&P 400 in    2003. As of the close of the fiscal year,
part to losses due to short positions.       405 companies in the S&P 500 had reported             BASED ON AN IMPROVING
When the stocks' prices rose despite poor    third-quarter earnings. According to
fundamentals, the fund experienced a         Bloomberg, a total of 65.4% of those                  EARNINGS OUTLOOK FROM
loss. The fund's use of hedging              companies reported earnings that exceeded
strategies reduced the volatility of the     expectations, compared to 60.2% for the               AN ECONOMIC RECOVERY
fund's returns as intended, but decreased    third quarter of 2002. The job market
absolute returns.                            remained weak, however, as the nation's     =========================================
                                             unemployment rate was 6.0% at the close
MARKET CONDITIONS                            of the reporting period.                       Small- and mid-cap stocks generally
                                                                                         outperformed large-cap stocks for the
Amid a backdrop of generally improving          For most of the fiscal year, the         fiscal year. While the performance of
economic conditions, the S&P 500, as         Federal Reserve (the Fed) kept the          large-cap growth and large-cap value
mentioned above, produced a total return     short-term federal funds rate at 1.25%.     stocks was generally similar, mid- and
of just over 20% for the year ended          On June 25, 2003, it lowered that rate to   small-cap growth stocks generally
October 31, 2003. The index rose in          1.00%, its lowest level since 1958. At      outperformed their value counterparts by
November 2002, then fell over the next       the time, the Fed said it favored a more    wider margins.
three months, dropping to its lowest         expansive monetary policy because the
level for                                                                                YOUR FUND

                                                                                         Holdings in all sectors of the S&P 500
                                                                                         contributed positively to fund
                                                                                         performance for

====================================================================================================================================
FUND VS. INDEX                               TOP 10 LONG POSITIONS*                      TOP 10 SHORT POSITIONS*
Total returns 10/31/02-10/31/03,
excluding sales charges                       1. Medicis Pharmaceutical                   1. CarMax, Inc.                      0.9%
                                                 Corp.-Class A                    1.8%
Class A Shares                    25.62%                                                  2. Advanced Fibre Communications,
                                              2. Amkor Technology, Inc.           1.7        Inc.                              0.9
Class B Shares                    24.76
                                              3. Gilead Sciences, Inc.            1.5     3. Cheesecake Factory Inc. (The)     0.8
Class C Shares                    24.76
                                              4. Getty Images, Inc.               1.4     4. Bausch & Lomb Inc.                0.7
S&P 400 Index                     30.61
                                              5. Angiotech Pharmaceuticals, Inc.          5. Commerce Bancorp, Inc.            0.6
TOTAL NUMBER OF LONG POSITIONS*     138          (Canada)                         1.3
TOTAL NUMBER OF SHORT POSITIONS*     16                                                   6. Mylan Laboratories Inc.           0.6
TOTAL NET ASSETS         $193.9 MILLION       6. Lam Research Corp.               1.3
                                                                                          7. Manhattan Associates, Inc.        0.6
                                              7. Legg Mason, Inc.                 1.2
                                                                                          8. KB HOME                           0.6
                                              8. Cymer, Inc.                      1.2
                                                                                          9. ATI Technologies Inc. (Canada)    0.4
                                              9. Caremark Rx, Inc.                1.1
                                                                                         10. Evergreen Resources, Inc.         0.4
                                             10. National Instruments Corp.       1.1

Source: Lipper, Inc.

*Excluding money market funds.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

the fiscal year. The largest                 specific stock opportunities that arose.                   STEVEN A. BRASE
contributions to fund results came from      We were underweight the index in             [PHOTO OF     Mr. Brase, Chartered
holdings in the information technology,      financials due to rising interest rate       STEVEN A.     Financial Analyst, is
consumer discretionary and health care       concerns; however, financials did well       BRASE]        co-manager of AIM
sectors; most of the fund's health care      during the period, hampering the fund                      Opportunities II Fund.
holdings did well even though that sector    compared to the index.                       He has been in the investment business
turned in relatively weak performance in                                                  since 1995 and joined AIM in 1998.
the market at large.                         IN CLOSING
                                                                                             Mr. Brase received a B.S. in
   Among specific long positions that        We continue to seek out companies that       mechanical engineering from the
made notable positive contributions to       involve a special opportunity such as a      University of California at Santa Barbara
the fund for the fiscal year were            unique product, a technological advance      and an M.B.A. from the University of
ChipPAC, which packages semiconductors in    or a change in consumer demand, and that     Virginia.
plastic cases, ball grid arrays and          we believe have the potential for
leaded packaging; and Merix, a leading       above-average earnings growth. The fund's                  BRANT H. DEMUTH
manufacturer of advanced multilayer          alternative investment strategies, such      [PHOTO OF     Mr. DeMuth, Chartered
printed circuit boards. Both firms           as short sales and options, function as      BRANT H.      Financial Analyst, is
participated in the strong performance of    tools to try to reduce volatility and        DEMUTH]       co-manager of AIM
the technology sector. (The position in      seek better risk-adjusted returns over                     Opportunities II Fund.
ChipPAC had been sold by the end of the      time. We apply quantitative and              He began his investment career in 1987
fiscal year.)                                fundamental research both to seek out        and joined AIM in 1996 as head of risk
                                             sound companies as long holdings, and to     management. He was promoted to his
   Positive contributions were also made     identify companies with deteriorating        current position in 1998.
by oil and gas exploration and production    fundamentals as candidates for short
company Ultra Petroleum as well as           holdings.                                       Mr. DeMuth received a B.S. in
Intrado, which provides 911 operations                                                    business administration from Colorado
support systems services to North                   See important fund and index          State University and an M.B.A. in oil and
American local-exchange carriers and              disclosures inside front cover.         gas finance from the University of
wireless phone companies.                                                                 Denver.

   During the fiscal year, we made some                                                                 ROBERT C. LESLIE
changes in sector weightings among the                                                    [PHOTO OF     Mr. Leslie, Chartered
long positions in the portfolio. We                                                       ROBERT C.     Financial Analyst, is
increased the fund's weighting in                                                         LESLIE]       co-manager of AIM
information technology based on an                                                                      Opportunities II Fund. He
improving earnings outlook from an                                                        began his investment career in 1985 as a
economic recovery in that sector's                                                        senior investment advisor with United
markets. Our weighting in utilities was                                                   Mine Workers of America Health &
increased due to                                                                          Retirement Funds. He joined AIM in 1998.

                                                                                             Mr. Leslie received a B.A. from
                                                                                          Susquehanna University and an M.B.A. in
                                                                                          finance from the University of Maryland.

                                                                                                        CHARLES C. SCAVONE
                                                                                          [PHOTO OF     Mr. Scavone, Chartered
                                                                                          CHARLES C.    Financial Analyst, is
                                                                                          SCAVONE]      co-manager of AIM
                                                                                                        Opportunities II Fund.
                                                                                          He has been in the investment business
                                                                                          since 1991 and joined AIM in 1996.

                                                                                             Mr. Scavone received a B.B.A. from
                                                                                          Southeastern Louisiana University and an
                                                                                          M.B.A. from the University of Houston.

                                                                                          Assisted by the Opportunities Team

                                    [GRAPHIC]

                                                      For More Information Visit

                                                              AIMinvestments.com

=====================================================================================
TOP 10 SECTORS*                              TOP 10 INDUSTRIES*

 1. Information Technology      29.7%        Long positions only

 2. Consumer Discretionary      18.8          1. Semiconductor Equipment         5.8%

 3. Health Care                 13.9          2. Pharmaceuticals                 5.0

 4. Financials                   9.2          3. Semiconductors                  3.9

 5. Energy                       7.9          4. Communications Equipment        3.9

 6. Industrials                  4.7          5. Broadcasting & Cable TV         3.6

 7. Consumer Staples             2.4          6. Oil & Gas Equipment & Services  3.5

 8. Telecommunication Services   2.2          7. Biotechnology                   3.3

 9. Utilities                    1.8          8. Data Processing & Outsourced
                                                 Services                        3.2
10. Materials                    1.5
                                              9. Investment Banking & Brokerage  3.1

                                             10. Electronic Equipment
                                                 Manufacturers                   2.9
=====================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
12/30/98-10/31/03*

in thousands

                AIM OPPORTUNITIES II FUND   S&P MIDCAP
  DATE               CLASS A SHARES         400 INDEX
12/30/1998                9450               10000
12/31/1998                9450               10000
 1/31/1999               10310                9611
 2/28/1999                9847                9107
 3/31/1999               11255                9362
 4/30/1999               12474               10100
 5/31/1999               13117               10144
 6/30/1999               13768               10687
 7/31/1999               14911               10460
 8/31/1999               15526               10102
 9/30/1999               16215                9790
10/31/1999               17027               10289
11/30/1999               19222               10829
12/31/1999               21311               11472
 1/31/2000               21228               11149
 2/29/2000               27385               11929
 3/31/2000               27856               12928
 4/30/2000               25212               12476
 5/31/2000               23372               12321
 6/30/2000               25054               12502
 7/31/2000               24689               12699
 8/31/2000               25911               14117
 9/30/2000               25535               14020
10/31/2000               24302               13545
11/30/2000               21585               12522
12/31/2000               23467               13480
 1/31/2001               23174               13781
 2/28/2001               21208               12994             Past performance cannot guarantee
 3/31/2001               18992               12028             comparable future results. DUE TO
 4/30/2001               20225               13355             SIGNIFICANT MARKET VOLATILITY, RESULTS OF
 5/31/2001               19703               13666             AN INVESTMENT MADE TODAY MAY DIFFER
 6/30/2001               19494               13611             SUBSTANTIALLY FROM THE HISTORICAL
 7/31/2001               18940               13408             PERFORMANCE SHOWN. CALL YOUR FINANCIAL
 8/31/2001               18219               12970             ADVISOR FOR MORE CURRENT PERFORMANCE.
 9/30/2001               16202               11356
10/31/2001               16850               11859                Your fund's total return includes
11/30/2001               17686               12741             sales charges, expenses and management
12/31/2001               18239               13399             fees.The performance of the fund's share
 1/31/2002               17519               13329             classes will differ due to different
 2/28/2002               16463               13346             sales charge structures and class
 3/31/2002               17383               14300             expenses. For fund performance
 4/30/2002               17112               14233             calculations and indexes used in this
 5/31/2002               16934               13993             report, please see the inside front
 6/30/2002               15345               12969             cover.
 7/31/2002               14092               11711
 8/31/2002               14113               11771                Performance shown in the chart and
 9/30/2002               13486               10823             table does not reflect deduction of taxes
10/31/2002               14322               11292             a shareholder would pay on fund
11/30/2002               15358               11945             distributions or sale of fund shares.
12/31/2002               14605               11455             Performance of the index does not reflect
 1/31/2003               14449               11120             the effects of taxes.
 2/28/2003               13989               10855
 3/31/2003               14104               10946             *Index data from 12/31/98-10/31/03
 4/30/2003               14910               11741
 5/31/2003               15944               12714
 6/30/2003               16321               12876
 7/31/2003               16750               13333
 8/31/2003               17482               13938
 9/30/2003               17001               13725
10/31/2003               17994               14748             Source: Lipper, Inc.

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 In addition to returns as of the close of      AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/03, including sales charges      the fiscal year, industry regulations          As of 9/30/03, including sales charges
                                             require us to provide average annual
CLASS A SHARES                               total returns (including sales charges)        CLASS A SHARES
Inception (12/30/98)             12.92%      for periods ended 9/30/03, the most            Inception (12/30/98)            11.82%
1 Year                           18.69       recent calendar quarter-end.                   1 Year                          19.12

CLASS B SHARES                                                                              CLASS B SHARES
Inception (11/12/99)             -2.32%                                                     Inception (11/12/99)            -3.77
1 Year                           19.76                                                      1 Year                          20.16

CLASS C SHARES                                                                              CLASS C SHARES
Inception (11/12/99)             -1.57%                                                     Inception (11/12/99)            -3.01
1 Year                           23.76                                                      1 Year                          24.16
===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.57%

AEROSPACE & DEFENSE-1.39%

Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Brazil)(a)                             40,000       $  1,038,000
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               15,000            701,100
----------------------------------------------------------------------------
Rockwell Collins, Inc.                             35,000            960,750
============================================================================
                                                                   2,699,850
============================================================================

ALTERNATIVE CARRIERS-0.51%

Level 3 Communications, Inc.(a)                   182,500            983,675
============================================================================

APPAREL RETAIL-1.53%

Abercrombie & Fitch Co.-Class A(a)                 60,000          1,710,000
----------------------------------------------------------------------------
Ross Stores, Inc.                                  25,000          1,250,250
============================================================================
                                                                   2,960,250
============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.62%

Coach, Inc.(a)                                     40,000          1,418,800
----------------------------------------------------------------------------
Jones Apparel Group, Inc.(b)                       50,000          1,725,000
============================================================================
                                                                   3,143,800
============================================================================

APPLICATION SOFTWARE-2.54%

Amdocs Ltd. (United Kingdom)(a)                    65,000          1,394,900
----------------------------------------------------------------------------
Fair Isaac Corp.                                   20,000          1,275,600
----------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                    75,000          1,498,500
----------------------------------------------------------------------------
Synopsys, Inc.(a)                                  24,000            761,280
============================================================================
                                                                   4,930,280
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.20%

Legg Mason, Inc.(b)                                28,000          2,331,000
============================================================================

AUTO PARTS & EQUIPMENT-0.85%

Autoliv, Inc.                                      50,000          1,656,000
============================================================================

BIOTECHNOLOGY-3.34%

Angiotech Pharmaceuticals, Inc. (Canada)(a)        55,000          2,515,150
----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           53,100          2,898,198
----------------------------------------------------------------------------
MedImmune, Inc.(a)                                 40,000          1,066,400
============================================================================
                                                                   6,479,748
============================================================================

BROADCASTING & CABLE TV-3.60%

Cox Radio, Inc.-Class A(a)                         90,000          1,990,800
----------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)              75,000          1,663,500
----------------------------------------------------------------------------
Entercom Communications Corp.(a)                   30,000          1,374,300
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           57,500          1,952,125
============================================================================
                                                                   6,980,725
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------


CASINOS & GAMING-1.27%

Mandalay Resort Group                              40,000       $  1,570,000
----------------------------------------------------------------------------
Station Casinos, Inc.                              30,000            892,500
============================================================================
                                                                   2,462,500
============================================================================

COMMUNICATIONS EQUIPMENT-3.92%

Andrew Corp.(a)                                   125,000          1,635,000
----------------------------------------------------------------------------
Avaya Inc.(a)                                     100,000          1,294,000
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      100,000          1,804,000
----------------------------------------------------------------------------
Corning Inc.(a)                                   100,000          1,098,000
----------------------------------------------------------------------------
Tekelec(a)                                        110,000          1,769,900
============================================================================
                                                                   7,600,900
============================================================================

COMPUTER STORAGE & PERIPHERALS-1.57%

Maxtor Corp.(a)                                    75,000          1,025,250
----------------------------------------------------------------------------
SanDisk Corp.(a)                                   25,000          2,015,000
============================================================================
                                                                   3,040,250
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.69%

AGCO Corp.(a)                                     115,000          2,070,000
----------------------------------------------------------------------------
Deere & Co.                                        20,000          1,212,400
============================================================================
                                                                   3,282,400
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.20%

Affiliated Computer Services, Inc.-Class A(a)      20,000            978,600
----------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                     50,000          1,389,000
----------------------------------------------------------------------------
DST Systems, Inc.(a)                               30,000          1,134,600
----------------------------------------------------------------------------
Intrado Inc.(a)                                    48,100            869,648
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       65,000          1,823,250
============================================================================
                                                                   6,195,098
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.60%

Dun & Bradstreet Corp. (The)(a)                    25,000          1,163,750
============================================================================

ELECTRIC UTILITIES-1.26%

PG&E Corp.(a)                                      45,000          1,100,250
----------------------------------------------------------------------------
Public Service Enterprise Group Inc.               33,000          1,348,710
============================================================================
                                                                   2,448,960
============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.94%

National Instruments Corp.                         50,000          2,129,000
----------------------------------------------------------------------------
Symbol Technologies, Inc.                          50,000            624,500
----------------------------------------------------------------------------
Tektronix, Inc.                                    60,000          1,540,200
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                    75,000          1,406,250
============================================================================
                                                                   5,699,950
============================================================================


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-2.27%

Celestica Inc. (Canada)(a)                         50,000       $    710,000
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore)(a)      75,000          1,050,000
----------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             25,000            696,250
----------------------------------------------------------------------------
Merix Corp.(a)                                    109,000          1,939,110
============================================================================
                                                                   4,395,360
============================================================================

FOOD DISTRIBUTORS-0.38%

Performance Food Group Co.(a)                      20,000            745,000
============================================================================

GENERAL MERCHANDISE STORES-1.43%

Dollar Tree Stores, Inc.(a)                        50,000          1,909,000
----------------------------------------------------------------------------
Family Dollar Stores, Inc.                         20,000            872,200
============================================================================
                                                                   2,781,200
============================================================================

HEALTH CARE DISTRIBUTORS-2.86%

AmerisourceBergen Corp.                            25,000          1,419,250
----------------------------------------------------------------------------
Henry Schein, Inc.(a)                              15,000            930,750
----------------------------------------------------------------------------
Omnicare, Inc.                                     50,000          1,917,000
----------------------------------------------------------------------------
Patterson Dental Co.(a)                            20,000          1,279,600
============================================================================
                                                                   5,546,600
============================================================================

HEALTH CARE EQUIPMENT-0.54%

STERIS Corp.(a)                                    50,000          1,041,000
============================================================================

HEALTH CARE FACILITIES-0.43%

Community Health Systems Inc.(a)                   35,000            840,700
============================================================================

HEALTH CARE SERVICES-1.68%

Caremark Rx, Inc.(a)                               85,000          2,129,250
----------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          30,000          1,125,300
============================================================================
                                                                   3,254,550
============================================================================

HOME FURNISHINGS-0.31%

Furniture Brands International, Inc.               25,000            606,500
============================================================================

HOTELS, RESORTS & CRUISE LINES-0.52%

Intrawest Corp. (Canada)                           60,000          1,008,600
============================================================================

HOUSEHOLD PRODUCTS-0.78%

Clorox Co. (The)                                   20,000            906,000
----------------------------------------------------------------------------
Dial Corp. (The)                                   25,000            600,000
============================================================================
                                                                   1,506,000
============================================================================

INDUSTRIAL GASES-0.56%

Airgas, Inc.                                       56,400          1,080,060
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.92%

CenturyTel, Inc.                                   50,000          1,787,500
============================================================================

INTERNET SOFTWARE & SERVICES-0.43%

DoubleClick Inc.(a)                               100,000            833,000
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------


INVESTMENT BANKING & BROKERAGE-3.08%

Edwards (A.G.), Inc.                               48,300       $  1,956,150
----------------------------------------------------------------------------
Jefferies Group, Inc.                              50,000          1,550,000
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      20,000          1,440,000
----------------------------------------------------------------------------
Raymond James Financial, Inc.                      25,000          1,019,750
============================================================================
                                                                   5,965,900
============================================================================

IT CONSULTING & OTHER SERVICES-2.01%

CACI International Inc.-Class A(a)                 20,000            990,600
----------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)            30,000          1,361,700
----------------------------------------------------------------------------
Unisys Corp.(a)                                   100,000          1,536,000
============================================================================
                                                                   3,888,300
============================================================================

LEISURE FACILITIES-0.77%

International Speedway Corp.-Class A               35,000          1,488,900
============================================================================

LEISURE PRODUCTS-2.08%

Marvel Enterprises, Inc.(a)                        50,000          1,472,500
----------------------------------------------------------------------------
Mattel, Inc.                                       90,000          1,742,400
----------------------------------------------------------------------------
Oakley, Inc.                                       75,000            813,750
============================================================================
                                                                   4,028,650
============================================================================

LIFE & HEALTH INSURANCE-2.37%

AFLAC Inc.                                         50,000          1,824,000
----------------------------------------------------------------------------
Lincoln National Corp.                             45,000          1,796,850
----------------------------------------------------------------------------
UnumProvident Corp.                                60,000            982,200
============================================================================
                                                                   4,603,050
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.58%

Energy East Corp.(b)                               50,000          1,122,500
============================================================================

OFFICE ELECTRONICS-0.59%

Zebra Technologies Corp.-Class A(a)                20,000          1,139,000
============================================================================

OIL & GAS DRILLING-2.35%

Patterson-UTI Energy, Inc.(a)                      50,000          1,429,500
----------------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)               49,000          1,929,620
----------------------------------------------------------------------------
Pride International, Inc.(a)                       73,000          1,195,740
============================================================================
                                                                   4,554,860
============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.48%

Baker Hughes Inc.                                  55,000          1,554,300
----------------------------------------------------------------------------
BJ Services Co.(a)                                 60,000          1,968,600
----------------------------------------------------------------------------
FMC Technologies, Inc.(a)                          50,000          1,004,000
----------------------------------------------------------------------------
Maverick Tube Corp.(a)                             65,000          1,097,850
----------------------------------------------------------------------------
Smith International, Inc.(a)                       30,000          1,116,900
============================================================================
                                                                   6,741,650
============================================================================


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-2.06%

Devon Energy Corp.                                 25,000       $  1,212,500
----------------------------------------------------------------------------
Ultra Petroleum Corp.(a)(b)                       100,000          1,830,000
----------------------------------------------------------------------------
Westport Resources Corp.(a)                        40,000            957,600
============================================================================
                                                                   4,000,100
============================================================================

PACKAGED FOODS & MEATS-1.19%

Dean Foods Co.(a)                                  40,000          1,210,000
----------------------------------------------------------------------------
J. M. Smucker Co. (The)                            25,000          1,094,250
============================================================================
                                                                   2,304,250
============================================================================

PHARMACEUTICALS-5.00%

Allergan, Inc.                                     20,000          1,512,400
----------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          70,000          1,351,700
----------------------------------------------------------------------------
IVAX Corp.(a)                                      85,500          1,646,730
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A               55,000          3,484,250
----------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                18,000            676,080
----------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      45,000          1,030,500
============================================================================
                                                                   9,701,660
============================================================================

PUBLISHING-1.37%

Getty Images, Inc.(a)                              59,200          2,646,240
============================================================================

RAILROADS-1.03%

Canadian National Railway Co. (Canada)             19,000          1,143,800
----------------------------------------------------------------------------
Norfolk Southern Corp.                             42,600            858,390
============================================================================
                                                                   2,002,190
============================================================================

REGIONAL BANKS-1.21%

Compass Bancshares, Inc.                           25,000            944,500
----------------------------------------------------------------------------
M&T Bank Corp.                                     15,000          1,408,500
============================================================================
                                                                   2,353,000
============================================================================

RESTAURANTS-0.57%

Brinker International, Inc.(a)                     35,000          1,114,050
============================================================================

SEMICONDUCTOR EQUIPMENT-5.78%

Amkor Technology, Inc.(a)(b)                      175,000          3,298,750
----------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    27,000          1,539,000
----------------------------------------------------------------------------
Cymer, Inc.(a)                                     50,000          2,283,000
----------------------------------------------------------------------------
Lam Research Corp.(a)                              85,000          2,442,900
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                       40,000          1,651,600
============================================================================
                                                                  11,215,250
============================================================================

SEMICONDUCTORS-3.94%

Altera Corp.(a)                                    65,000          1,314,950
----------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                             50,000          1,007,500
----------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)              75,000          1,177,500
----------------------------------------------------------------------------
Intersil Corp.-Class A                             50,000          1,289,500
----------------------------------------------------------------------------
Microchip Technology Inc.                          55,000          1,799,050
----------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                          90,000          1,053,900
============================================================================
                                                                   7,642,400
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------


SPECIALTY CHEMICALS-0.50%

Great Lakes Chemical Corp.                         45,000       $    967,500
============================================================================

SPECIALTY STORES-2.35%

Hollywood Entertainment Corp.(a)                  135,000          2,052,000
----------------------------------------------------------------------------
PETsMART, Inc.                                     42,500          1,088,425
----------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           40,000          1,413,200
============================================================================
                                                                   4,553,625
============================================================================

TECHNOLOGY DISTRIBUTORS-0.50%

CDW Corp.                                          16,000            960,800
============================================================================

THRIFTS & MORTGAGE FINANCE-1.33%

Countrywide Financial Corp.                        20,000          2,102,400
----------------------------------------------------------------------------
New York Community Bancorp, Inc.                   13,000            470,600
============================================================================
                                                                   2,573,000
============================================================================

TIRES & RUBBER-0.54%

Cooper Tire & Rubber Co.                           53,000          1,041,980
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.75%

Crown Castle International Corp.(a)               115,000          1,455,900
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $147,768,908)                              177,549,961
============================================================================

                                               PRINCIPAL
                                                 AMOUNT
CONVERTIBLE NOTES-0.40%

GOLD-0.40%

Placer Dome Inc. (Canada), Sr. Conv. Notes,
  2.75%, 10/15/23 (Acquired 10/07/03; Cost
  $700,000)(c)                                 $  700,000            775,250
============================================================================
U.S. TREASURY BILLS-0.62%

  0.87%, 12/18/03 (Cost $1,198,627)(d)          1,200,000(e)       1,198,627
============================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION     MARKET
                                               CONTRACTS    PRICE        DATE        VALUE
---------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.83%

CALLS-0.11%

Johnson Controls, Inc. (Auto Parts &
  Equipment)                                       250      $  105      Nov-03         87,500
---------------------------------------------------------------------------------------------
Leapfrog Enterprises, Inc.-Class A (Leisure
  Products)                                        170          45      Nov-03            850
---------------------------------------------------------------------------------------------
Lear Corp. (Auto Parts & Equipment)                500          60      Nov-03         32,500
---------------------------------------------------------------------------------------------
S&P 500 Index                                       40       103.5      Nov-03         93,400
=============================================================================================
                                                                                      214,250
=============================================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION     MARKET
                                               CONTRACTS    PRICE        DATE        VALUE
---------------------------------------------------------------------------------------------

PUTS-0.72%

Computer Associates International, Inc.
  (Systems Software)                             1,251      $ 22.5      Nov-03     $   75,060
---------------------------------------------------------------------------------------------
Russell 2000 Index                                 325         510      Dec-03        331,500
---------------------------------------------------------------------------------------------
S&P 500 Index                                      345         990      Nov-03         65,550
---------------------------------------------------------------------------------------------
S&P 500 Index                                      300       101.5      Dec-03        324,000
---------------------------------------------------------------------------------------------
S&P 500 Index                                      265         105      Dec-03        600,225
=============================================================================================
                                                                                    1,396,335
=============================================================================================
    Total Options
      Purchased (Cost $3,516,445)                                                   1,610,585
=============================================================================================


                                                SHARES
MONEY MARKET FUNDS-3.56%

STIC Liquid Assets Portfolio(f)                3,456,661      3,456,661
-----------------------------------------------------------------------
STIC Prime Portfolio(f)                        3,456,661      3,456,661
=======================================================================
    Total Money Market Funds (Cost
      $6,913,322)                                             6,913,322
=======================================================================
TOTAL INVESTMENTS-96.98% (Cost $160,097,302)                188,047,745
=======================================================================
OTHER ASSETS LESS LIABILITIES-3.02%                           5,856,707
=======================================================================
NET ASSETS-100.00%                                         $193,904,452
_______________________________________________________________________
=======================================================================

                                     SHARES
                                      SOLD
                                     SHORT
SECURITIES SOLD SHORT-7.76%(G)

COMMON STOCKS-7.76%

APPLICATION SOFTWARE-0.59%

Manhattan Associates, Inc.           40,900        1,138,656
============================================================

COMMUNICATIONS EQUIPMENT-0.87%

Advanced Fibre Communications, Inc.  70,000        1,684,900
============================================================

COMPUTER HARDWARE-0.23%

Hewlett-Packard Co.                  20,000          446,200
============================================================

DATA PROCESSING & OUTSOURCED
  SERVICES-0.26%

Electronic Data Systems Corp.        23,500          504,075
============================================================

------------------------------------------------------------
                                     SHARES
                                      SOLD         MARKET
                                     SHORT          VALUE
COMMON STOCKS-(CONTINUED)

FOREST PRODUCTS-0.24%

Louisiana-Pacific Corp.              24,500      $   465,990
============================================================

HEALTH CARE SUPPLIES-1.02%

Bausch & Lomb Inc.                   28,000        1,348,480
------------------------------------------------------------
SurModics, Inc.                      30,000          630,300
============================================================
                                                   1,978,780
============================================================

HOMEBUILDING-0.59%

KB HOME                              16,600        1,136,934
============================================================

OIL & GAS EXPLORATION &
  PRODUCTION-0.35%

Evergreen Resources, Inc.            25,000          685,500
============================================================

PHARMACEUTICALS-0.62%

Mylan Laboratories Inc.              50,000        1,207,500
============================================================

PHOTOGRAPHIC PRODUCTS-0.11%

Eastman Kodak Co.                    8,500           207,655
============================================================

REGIONAL BANKS-0.62%

Commerce Bancorp, Inc.               25,000        1,208,500
============================================================

RESTAURANTS-0.83%

Cheesecake Factory Inc. (The)        40,000        1,597,600
============================================================

SEMICONDUCTORS-0.37%

ATI Technologies Inc. (Canada)       50,000          715,500
============================================================

SPECIALTY STORES-0.89%

CarMax, Inc.                         55,000        1,733,050
============================================================

TECHNOLOGY DISTRIBUTORS-0.17%

Tech Data Corp.                      10,000          329,200
============================================================
    Total Securities Sold Short                  $15,040,040
____________________________________________________________
============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Sr.    - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section I and Note 6.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 10/31/03 represented 0.40% of the Fund's net assets. This security is considered to be illiquid.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section J and Note 7.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) Collateral on short sales was segregated by the Fund in the amount of $21,702,068 which represents 144.30% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $153,183,980)                                $ 181,134,423
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,913,322)                                6,913,322
------------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                         16,097,197
------------------------------------------------------------
  Investments sold                                10,905,494
------------------------------------------------------------
  Variation margin                                    37,050
------------------------------------------------------------
  Fund shares sold                                   146,182
------------------------------------------------------------
  Dividends and interest                              73,363
------------------------------------------------------------
  Short positions covered                            348,274
------------------------------------------------------------
  Short stock rebates                                  8,385
------------------------------------------------------------
Investment for deferred compensation plan             25,818
------------------------------------------------------------
Other assets                                          63,084
============================================================
    Total assets                                 215,752,592
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,772,301
------------------------------------------------------------
  Fund shares reacquired                             528,953
------------------------------------------------------------
  Options written, at market value (premiums
    received $132,241)                               162,000
------------------------------------------------------------
  Deferred compensation plan                          25,818
------------------------------------------------------------
  Short stock account dividends                        2,125
------------------------------------------------------------
Securities sold short, at market value
  (proceeds $14,949,634)                          15,040,040
------------------------------------------------------------
Accrued interest expense                              10,551
------------------------------------------------------------
Accrued distribution fees                            118,707
------------------------------------------------------------
Accrued trustees' fees                                 7,551
------------------------------------------------------------
Accrued transfer agent fees                           63,516
------------------------------------------------------------
Accrued operating expenses                           116,578
============================================================
    Total liabilities                             21,848,140
============================================================
Net assets applicable to shares outstanding    $ 193,904,452
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 368,245,328
------------------------------------------------------------
Undistributed net investment income (loss)           (34,205)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short    (202,704,002)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short             28,397,331
============================================================
                                               $ 193,904,452
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  90,695,938
____________________________________________________________
============================================================
Class B                                        $  75,638,586
____________________________________________________________
============================================================
Class C                                        $  27,569,928
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            5,271,033
____________________________________________________________
============================================================
Class B                                            4,521,037
____________________________________________________________
============================================================
Class C                                            1,647,773
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       17.21
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.21 divided
      by 94.50%)                               $       18.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       16.73
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       16.73
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,571)          $   834,178
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      101,913
-------------------------------------------------------------------------
Interest                                                           82,796
-------------------------------------------------------------------------
Short stock rebates                                               155,039
=========================================================================
    Total investment income                                     1,173,926
=========================================================================

EXPENSES:

Advisory fees                                                   2,863,919
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     56,813
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         303,886
-------------------------------------------------------------------------
  Class B                                                         722,442
-------------------------------------------------------------------------
  Class C                                                         274,512
-------------------------------------------------------------------------
Interest                                                          149,193
-------------------------------------------------------------------------
Transfer agent fees                                               487,458
-------------------------------------------------------------------------
Trustees' fees                                                     12,300
-------------------------------------------------------------------------
Dividends on short sales                                          136,241
-------------------------------------------------------------------------
Other                                                             157,243
=========================================================================
    Total expenses                                              5,214,007
=========================================================================
Less: Fees waived and expense offset arrangements                  (5,787)
=========================================================================
    Net expenses                                                5,208,220
=========================================================================
Net investment income (loss)                                   (4,034,294)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         5,299,568
-------------------------------------------------------------------------
  Futures contracts                                             1,960,429
-------------------------------------------------------------------------
  Option contracts written                                      1,675,009
-------------------------------------------------------------------------
  Securities sold short                                        (5,594,127)
=========================================================================
                                                                3,340,879
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        42,091,014
-------------------------------------------------------------------------
  Futures contracts                                               567,055
-------------------------------------------------------------------------
  Option contracts written                                        (15,248)
-------------------------------------------------------------------------
  Securities sold short                                          (357,977)
=========================================================================
                                                               42,284,844
=========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                   45,625,723
=========================================================================
Net increase in net assets resulting from operations          $41,591,429
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,034,294)   $  (2,282,998)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                        3,340,879      (35,063,081)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                         42,284,844       (2,679,862)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 41,591,429      (40,025,941)
===========================================================================================
Share transactions-net:
  Class A                                                      (19,809,758)     (47,036,183)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,416,222)     (33,349,419)
-------------------------------------------------------------------------------------------
  Class C                                                       (8,204,584)     (15,200,002)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (43,430,564)     (95,585,604)
===========================================================================================
    Net increase (decrease) in net assets                       (1,839,135)    (135,611,545)
===========================================================================================

NET ASSETS:

  Beginning of year                                            195,743,587      331,355,132
===========================================================================================
  End of year (including undistributed investment income
    (loss) of $(34,205) and $(30,205) for 2003 and 2002,
    respectively)                                             $193,904,452    $ 195,743,587
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $2,030.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $242,653 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $303,886, $722,442 and $274,512, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $8,709 in front-end sales commissions from the sale of Class A shares and $1,099, $0 and $546 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,784 and reductions in custodian fees of $973 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,757.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,429 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2003, the average outstanding daily balance of bank loans for the Fund was $3,071,233 with a weighted average interest rate of 2.03%.

    The Fund may also participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2003.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 6--OPTION CONTRACTS WRITTEN

                    TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------
                        CALL OPTION CONTRACTS    PUT OPTION CONTRACTS
                       -----------------------   ---------------------
                       NUMBER OF    PREMIUMS     NUMBER OF   PREMIUMS
                       CONTRACTS    RECEIVED     CONTRACTS   RECEIVED
----------------------------------------------------------------------
Beginning of year         7,137    $  753,789        205     $  40,130
----------------------------------------------------------------------
Written                  40,097     4,096,001      3,140       258,617
----------------------------------------------------------------------
Closed                  (18,806)   (2,478,036)    (2,970)     (293,066)
----------------------------------------------------------------------
Exercised               (17,022)   (1,518,632)        --            --
----------------------------------------------------------------------
Expired                  (9,266)     (720,881)      (375)       (5,681)
======================================================================
End of year               2,140    $  132,241         --     $      --
______________________________________________________________________
======================================================================

OPEN CALL OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------
                                                                   OCTOBER 31,
                                                                      2003         UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS      MARKET       APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Amkor Technology,
  Inc.                  Nov-03    $  20        750     $ 48,898     $ 37,500        $ 11,398
-----------------------------------------------------------------------------------------------
Energy East Corp.       Dec-03     22.5        500       21,499       23,750          (2,251)
-----------------------------------------------------------------------------------------------
Jones Apparel Group,
  Inc.                  Nov-03       35        500       31,543       30,000           1,543
-----------------------------------------------------------------------------------------------
Legg Mason, Inc.        Dec-03       80         90        8,730       45,000         (36,270)
-----------------------------------------------------------------------------------------------
Novellus Systems,
  Inc.                  Nov-03       40        100       12,699       21,750          (9,051)
-----------------------------------------------------------------------------------------------
Ultra Petroleum Corp.   Nov-03       20        200        8,872        4,000           4,872
===============================================================================================
                                             2,140     $132,241     $162,000        $(29,759)
_______________________________________________________________________________________________
===============================================================================================

NOTE 7--FUTURES CONTRACTS

On October 31, 2003, $1,045,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
MidCap 400 Futures        78       Dec-03/Long   $21,389,550     $567,055
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments        $  28,263,179
-----------------------------------------------------------
Temporary book/tax differences                      (34,205)
-----------------------------------------------------------
Capital loss carryforward                      (202,569,850)
-----------------------------------------------------------
Shares of beneficial interest                   368,245,328
===========================================================
Total net assets                              $ 193,904,452
___________________________________________________________
===========================================================

    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of unrealized gains or losses on certain index options. Amount includes (depreciation) on option contracts written of ($29,759).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
----------------------------------------------------------
October 31, 2008                             $ 43,384,856
----------------------------------------------------------
October 31, 2009                              123,630,363
----------------------------------------------------------
October 31, 2010                               34,956,611
----------------------------------------------------------
October 31, 2011                                  598,020
==========================================================
Total capital loss carryforward              $202,569,850
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $374,412,621 and $413,456,977, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                         $31,229,325
-----------------------------------------------------------
  Securities sold short                             428,606
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (2,598,115)
-----------------------------------------------------------
  Securities sold short                            (766,878)
===========================================================
Net unrealized appreciation of investment
  securities                                    $28,292,938
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $159,416,535.
Proceeds from securities sold short for tax purposes are
$14,701,768.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and bond premium amortization, on October 31, 2003, undistributed net investment income was increased by $4,030,294, undistributed net realized gains decreased by $2,558 and shares of beneficial interest decreased by $4,027,736. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        546,626    $  8,026,367       618,133    $  9,899,876
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        294,449       4,342,900       229,024       3,383,885
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         94,923       1,374,838       121,056       1,880,521
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         96,537       1,456,537        39,689         609,220
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (99,005)     (1,456,537)      (40,519)       (609,220)
======================================================================================================================
Reacquired:
  Class A                                                     (1,990,836)    (29,292,662)   (3,681,149)    (57,545,279)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,285,596)    (18,302,585)   (2,419,892)    (36,124,084)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (668,940)     (9,579,422)   (1,135,144)    (17,080,523)
======================================================================================================================
                                                              (3,011,842)   $(43,430,564)   (6,268,802)   $(95,585,604)
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1998
                                                                                  THREE MONTHS                  (DATE OPERATIONS
                                                YEAR ENDED OCTOBER 31,              ENDED         YEAR ENDED    COMMENCED) TO
                                        --------------------------------------    OCTOBER 31,     JULY 31,       JULY 31,
                                         2003          2002             2001         2000           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 13.70       $ 16.11         $  23.17      $  23.62       $  15.78          $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.27)(a)     (0.07)(a)(b)      0.04(a)      (0.01)         (0.18)(a)       (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         3.78         (2.34)           (7.10)        (0.44)          9.92            5.82
=================================================================================================================================
    Total from investment operations       3.51         (2.41)           (7.06)        (0.45)          9.74            5.78
=================================================================================================================================
Less distributions:
  Dividends from net investment income       --            --               --            --          (0.02)             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --            --               --            --          (1.88)             --
=================================================================================================================================
    Total distributions                      --            --               --            --          (1.90)             --
=================================================================================================================================
Net asset value, end of period          $ 17.21       $ 13.70         $  16.11      $  23.17       $  23.62          $15.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           25.62%       (14.96)%         (30.47)%       (1.91)%        65.58%          57.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $90,696       $90,696         $155,356      $309,391       $336,203          $4,790
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and dividends on short sales
  expense):
  With fee waivers                         2.45%(d)      1.18%            1.33%         2.06%(e)       2.33%           2.28%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      2.45%(d)      1.28%            1.43%         2.16%(e)       2.40%           7.55%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and dividends on short sales
  expense):
  With fee waivers                         2.30%(d)      1.07%            1.24%         1.93%(e)       2.08%           2.19%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      2.30%(d)      1.17%            1.34%         2.03%(e)       2.15%           7.46%(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (1.82)%(d)    (0.44)%(b)        0.20%        (0.08)%(e)     (0.80)%         (0.79)%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense to
  average net assets                       0.15%(d)      0.11%            0.09%         0.13%(e)       0.25%           0.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                  216%          203%             289%           49%           196%            135%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $86,824,483.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                             YEAR ENDED OCTOBER 31,               ENDED         COMMENCED) TO
                                                     --------------------------------------     OCTOBER 31,       JULY 31,
                                                      2003          2002             2001          2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 13.41       $ 15.89         $  23.02       $  23.51          $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.36)(a)     (0.18)(a)(b)     (0.11)(a)      (0.05)            (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     3.68         (2.30)           (7.02)         (0.44)             5.97
=================================================================================================================================
    Total from investment operations                    3.32         (2.48)           (7.13)         (0.49)             5.69
=================================================================================================================================
Less distributions from net investment income             --            --               --             --             (0.01)
=================================================================================================================================
Net asset value, end of period                       $ 16.73       $ 13.41         $  15.89       $  23.02          $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        24.76%       (15.61)%         (30.97)%        (2.08)%           31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $75,639       $75,250         $124,588       $225,060          $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense)                                              3.10%(d)      1.93%            2.10%          2.81%(e)          3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense)                                              2.95%(d)      1.82%            2.00%          2.68%(e)          2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (2.47)%(d)    (1.19)%(b)       (0.57)%        (0.83)%(e)        (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                   0.15%(d)      0.11%            0.09%          0.13%(e)          0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                               216%          203%             289%            49%              196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstandings.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $72,244,249.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                             YEAR ENDED OCTOBER 31,               ENDED         COMMENCED) TO
                                                      -------------------------------------     OCTOBER 31,       JULY 31,
                                                       2003          2002            2001         2000              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 13.41       $ 15.89         $ 23.02       $ 23.51           $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.36)(a)     (0.18)(a)(b)    (0.11)(a)     (0.05)             (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      3.68         (2.30)          (7.02)        (0.44)              5.97
=================================================================================================================================
    Total from investment operations                     3.32         (2.48)          (7.13)        (0.49)              5.69
=================================================================================================================================
Less distributions from net investment income              --            --              --            --              (0.01)
=================================================================================================================================
Net asset value, end of period                        $ 16.73       $ 13.41         $ 15.89       $ 23.02           $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         24.76%       (15.61)%        (30.97)%       (2.08)%            31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $27,570       $29,798         $51,412       $96,817           $100,452
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense)                                               3.10%(d)      1.93%           2.10%         2.81%(e)           3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense)                                               2.95%(d)      1.82%           2.00%         2.68%(e)           2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (2.47)%(d)    (1.19)%(b)      (0.57)%       (0.83)%(e)         (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                    0.15%(d)      0.11%           0.09%         0.13%(e)           0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                216%          203%            289%           49%               196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $27,451,181.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Opportunities II Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities II Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities II Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Special Opportunities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                         WITHHOLDING
       DIRECTORS/MATTER                                                  VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................      45,696,475        472,746
       Frank S. Bayley.............................................      45,686,914        482,307
       James T. Bunch..............................................      45,706,208        463,013
       Bruce L. Crockett...........................................      45,695,311        473,910
       Albert R. Dowden............................................      45,694,863        474,358
       Edward K. Dunn, Jr..........................................      45,674,217        495,004
       Jack M. Fields..............................................      45,687,577        481,644
       Carl Frischling.............................................      45,680,946        488,275
       Robert H. Graham............................................      45,680,403        488,818
       Gerald J. Lewis.............................................      45,674,220        495,001
       Prema Mathai-Davis..........................................      45,679,241        489,980
       Lewis F. Pennock............................................      45,690,895        478,326
       Ruth H. Quigley.............................................      45,668,095        501,126
       Louis S. Sklar..............................................      45,690,656        478,565
       Larry Soll, Ph.D............................................      45,698,914        470,307
       Mark H. Williamson..........................................      45,680,830        488,391

* Proposal required approval by a combined vote of all the portfolios of AIM Special Opportunities Funds.

                                                           OPPORTUNITIES II FUND
OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1998             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1998             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  -----------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
---------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and INVESCO
                                  Variable Investment
                                  Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and Captaris,
                                  Inc. (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

                                                           OPPORTUNITIES II FUND

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1998               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1998               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1998               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1998               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1998               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1998               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

      DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund          AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                  AIM Developing Markets Fund
AIM Basic Balanced Fund*            AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                  AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund        AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                    AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund              AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund    AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)    AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund            AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund      INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                        TAX-FREE
AIM Libra Fund                                     SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                     AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund        AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund             AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund            INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund           INVESCO Energy Fund
AIM Opportunities III Fund          INVESCO Financial Services Fund
AIM Premier Equity Fund             INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund              INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)        INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)        INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund           INVESCO Technology Fund
AM Trimark Small Companies Fund     INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                               AIMinvestments.com     OPP2-AR-1

                                           YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                  --Servicemark--
                               Plans    Accounts

                                                      AIM OPPORTUNITIES III FUND
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER IMAGE]






               YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                   --Servicemark--                     --Servicemark--

================================================================================
AIM OPPORTUNITIES III FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Leveraging and short-selling, along        In addition to returns as of the close
presented is as of 10/31/03 and is based    with other hedging strategies, may           of the fiscal year, which are shown on
on total net assets.                        present higher risks, but also offer         p. 4, industry regulations require us to
                                            greater potential rewards. Since stock       provide average annual total returns
o AIM Opportunities III Fund's              prices can rise without limit, short         (including sales charges) for periods
performance figures are historical, and     sales are riskier because of unlimited       ended 9/30/03, the most recent calendar
they reflect fund expenses, the             exposure to loss until the position is       quarter-end.
reinvestment of distributions, and          covered. The fund, which is not a
changes in net asset value.                 complete investment program, may not be      AVERAGE ANNUAL TOTAL RETURNS
                                            appropriate for all investors. There is      As of 9/30/03, including sales charges
o When sales charges are included in        no guarantee that the fund managers'
performance figures, Class A share          investment strategies will help              CLASS A SHARES
performance reflects the maximum 5.50%      investors attain their goals. Please see     Inception (12/30/99)              -7.03%
sales charge, and Class B and Class C       the prospectus for more information          1 Year                            11.10
share performance reflects the              about specific investment strategies and
applicable contingent deferred sales        risks.                                       CLASS B SHARES
charge (CDSC) for the period involved.                                                   Inception (3/31/00)              -13.77%
The CDSC on Class B shares declines from    o Industry classifications used in this      1 Year                            11.87
5% beginning at the time of purchase to     report are generally according to the
0% at the beginning of the seventh year.    Global Industry Classification Standard,     CLASS C SHARES
The CDSC on Class C shares is 1% for the    which was developed by and is the            Inception (3/31/00)              -13.04%
first year after purchase. The              exclusive property and a service mark of     1 Year                            15.87
performance of the fund's share classes     Morgan Stanley Capital International
will differ due to different sales          Inc. and Standard & Poor's.                  PAST PERFORMANCE CANNOT GUARANTEE
charge structures and class expenses.                                                    COMPARABLE FUTURE RESULTS.
                                            o The fund's investment return and
o Effective 9/30/03, Class B shares are     principal value will fluctuate, so an        A description of the policies and
not available as an investment for          investor's shares, when redeemed, may be     procedures that the Fund uses to
retirement plans maintained pursuant to     worth more or less than their original       determine how to vote proxies relating
Section 401 of the Internal Revenue         cost.                                        to portfolio securities is available
Code, including 401(k) plans, money                                                      without charge, upon request, by calling
purchase pension plans and profit           o The unmanaged Standard & Poor's            800-959-4246, or on the AIM Web site,
sharing plans. Plans that have existing     Composite Index of 500 Stocks (the S&P       AIMinvestments.com.
accounts invested in Class B shares will    500--Registered Trademark--) is an index
continue to be allowed to make              of common stocks frequently used as a
additional purchases.                       general measure of U.S. stock market
                                            performance.
o The fund may participate in the
initial public offering (IPO) market in     o Bloomberg, Inc. is a well-known
some market cycles. Because of the          independent financial research and
fund's small asset base, any investment     reporting firm.
the fund may make in IPOs may
significantly affect the fund's total       o Hoover's is a provider of proprietary
return. As the fund's assets grow, the      business information about corporations.
impact of IPO investments will decline,
which may reduce the effect of IPO          o A direct investment cannot be made in
investments on the fund's total return.     an index. Unless otherwise indicated,
                                            index results include reinvested
                                            dividends, and they do not reflect sales
                                            charges or fund expenses.


============================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE             This report may be distributed only to shareholders or to
                                                                persons who have received a current prospectus of the fund.
============================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                   new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                      harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                    o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently           o  Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                 believe may be vulnerable to harmful short-term
                    allegations of improper activities by              trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,        o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former              or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was              between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by           o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                   certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New            securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of        None of these tools alone, nor all of them taken
private class or derivative actions also were filed in the       together, eliminate the possibility of short-term trading
wake of the regulators' actions.                                 strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
   Investors are understandably concerned and frustrated         subjective. We have always sought and continue to seek to
about these reports, and we would like to take this              make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation        manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,        of our fund shareholders. And we remain committed to being
AMVESCAP PLC, believe that these civil actions are without       as vigilant as possible in the future to identify and
merit. IFG is contesting the charges.                            address any harmful market timing investors who have the
                                                                 potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the              We sincerely hope these developments and the media
allegations that have been made. Current information will be     coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will            shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our         Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and            industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent       recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from         this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by           Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an           Although past performance is no guarantee of future results,
ongoing investigation of market timing.                          there appear to be indicators that the economy and stock
                                                                 markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                  encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of          OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.       At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to        to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe         company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we         have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new     shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive       maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.         Thank you for your continued participation in AIM
We support practical rule changes and structural                 Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most               our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                           have any further questions or concerns about your AIM
                                                                 Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other         Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented                /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                 Robert H. Graham                    Mark H. Williamson
                                                                 Chairman and President              President and CEO
                                                                 The AIM Family of Funds             AIM Investments
                                                                 --Registered Trademark--

                                                                 December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AIM OPPORTUNITIES III FUND                                                                  Small- and mid-cap stocks generally
POSTS DOUBLE-DIGIT RETURNS                                                               outperformed large-cap stocks for the
                                                                                         fiscal year. While the performance of
AIM Opportunities III Fund posted           nation's gross domestic product (GDP),       large-cap growth and large-cap value
positive performance for the fiscal year    generally considered the broadest            stocks was similar, mid- and small-cap
ended October 31, 2003, with total          measure of economic activity, expanded       growth stocks generally outperformed
returns at net asset value of 13.88% for    at an annualized rate of 3.3% in the         their value counterparts by wider
Class A shares and 13.13% for Class B       second quarter and 8.2% in the third         margins.
and Class C shares. The S&P 500 Index,      quarter of 2003. As of the close of the
frequently cited as a measure of the        fiscal year, 405 companies in the S&P        ========================================
performance of the U.S. stock market in     500 had reported third-quarter earnings.
general, returned 20.79%. We attributed     According to Bloomberg, a total of 65.4%                   THE LARGEST
the fund's underperformance in part to      of those companies reported earnings
losses due to short positions. When the     that exceeded expectations, compared to               CONTRIBUTIONS TO FUND
stocks' prices rose despite poor            60.2% for the third quarter of 2002. The
fundamentals, the fund experienced a        job market remained weak, however, as                   RESULTS CAME FROM
loss. The fund's use of hedging             the nation's unemployment rate was 6.0%
strategies reduced the volatility of the    at the close of the reporting period.                    THE INFORMATION
fund's returns as intended, but
decreased absolute returns.                    For most of the fiscal year, the                  TECHNOLOGY, HEALTH CARE
                                            Federal Reserve (the Fed) kept the
MARKET CONDITIONS                           short-term federal funds rate at 1.25%.               AND FINANCIAL SECTORS.
                                            On June 25, 2003, it lowered that rate
Amid a backdrop of generally improving      to 1.00%, its lowest level since 1958.       ========================================
economic conditions, the S&P 500 rose in    At the time, the Fed said it favored a
November 2002, then fell over the next      more expansive monetary policy because       YOUR FUND
three months, dropping to its lowest        the economy had not yet exhibited
level for the fiscal year on March 11,      sustainable growth.                          All sectors of the S&P 500 contributed
2003. The index then rallied, posting a                                                  positively to fund performance for the
gain of 32.67% from its low on March 11        All sectors of the S&P 500 recorded       fiscal year except utilities, which
through the end of the fiscal year.         gains for the fiscal year. Information       detracted by a fraction of one percent.
                                            technology, materials and utilities were     The largest contributions to fund
   During this rally, the United States     the top-performing sectors while             results came from the information
and its allies took military action         telecommunication services, consumer         technology, health care and financial
against Iraq and ousted the regime of       staples and health care were the             sectors. Most of the fund's health care
Saddam Hussein. The                         weakest-performing sectors.                  holdings did well even though that
                                                                                         sector turned in relatively weak
                                                                                         performance in the market at large.
                                                                                         However, the fund was underweight the
                                                                                         index


=================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR             PORTFOLIO COMPOSITION BY MARKET              TOP 10 LONG POSITIONS*
Long positions only                         CAPITALIZATION*
                                                                                          1. Pfizer Inc.                     3.1%
Information Technology               29%    Based on total investments.
                                                                                          2. Microsoft Corp.                 2.7
Health Care                          19
                                                           [PIE CHART]                    3. Intel Corp.                     2.4
Financials                           17
                                            MID CAP STOCKS                       33%      4. Citigroup Inc.                  2.1
Consumer Discretionary               15
                                            SMALL CAP STOCKS                      9%      5. Viacom Inc.-Class B             1.7
Industrials                           8
                                            LARGE CAP STOCKS                     58%      6. General Electric Co.            1.7
Consumer Staples                      7
                                                                                          7. Bear Stearns Cos. Inc. (The)    1.5
Other                                 5
                                                                                          8. Wal-Mart Stores, Inc.           1.5

TOTAL NUMBER OF LONG POSITIONS*      113                                                  9. Nokia Oyj-ADR (Finland)         1.4

TOTAL NET ASSETS          $173.4 MILLION                                                 10. Procter & Gamble Co. (The)      1.4

* Excluding money market funds.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

in financials, which did well during the    IN CLOSING                                                  STEVEN A. BRASE
period, hampering the fund compared to                                                   [PHOTO OF      Mr. Brase, Chartered
the index.                                  We continue to seek out companies that       STEVEN A.      Financial Analyst, is
                                            involve a special opportunity such as a      BRASE]         co-manager of AIM
   Among specific long positions that       unique product, a technological advance                     Opportunities III Fund.
made positive contributions to the fund     or a change in consumer demand, and that     He has been in the investment business
for the fiscal year were semiconductor      we believe have the potential for            since 1995 and joined AIM in 1998.
maker Intel and EMC Corp., a provider of    above-average earnings growth. The
information storage systems and servers,    fund's alternative investment                   Mr. Brase received a B.S. in
both of which participated in the           strategies, such as short sales and          mechanical engineering from the
positive performance in the technology      options, serve as tools to attempt to        University of California at Santa
sector. Other top contributors included     reduce volatility and seek better            Barbara and an M.B.A. from the
financial services firm Citigroup (which    risk-adjusted returns over time. We          University of Virginia.
surpassed Japan's Mizuho Financial in       apply quantitative and fundamental
2003 to become the world's largest          research both to select sound companies                     BRANT H. DEMUTH
financial services firm, according to       as long holdings and to identify             [PHOTO OF      Mr. DeMuth, Chartered
Hoover's) and Amdocs, a supplier of         companies with deteriorating                 BRANT H.       Financial Analyst, is
operations support software used by         fundamentals as candidates for short         DEMUTH]        co-manager of AIM
telecommunications service providers.       holdings.                                                   Opportunities III Fund.
                                                                                         He began his investment career in 1987
   Over the year, there were some                 See important fund and index           and joined AIM in 1996 as head of risk
changes in sector weightings among the           disclosures inside front cover.         management. He was promoted to his
long positions in the portfolio. The                                                     current position in 1998.
information technology and industrial
sectors increased during the year, while    [GRAPHIC]                                       Mr. DeMuth received a B.S. in
financials and materials declined.                                                       business administration from Colorado
                                                          For More Information Visit     State University and an M.B.A. in oil
   As indications of economic                                                            and gas finance from the University of
improvement increased toward the end of                           AIMinvestments.com     Denver.
the fiscal year, we increased the
proportion of holdings in communications                                                                ROBERT C. LESLIE
equipment and semiconductors, which we                                                   [PHOTO OF      Mr. Leslie, Chartered
considered likely to benefit from the                                                    ROBERT C.      Financial Analyst, is
recent increase in capital expenditures                                                  LESLIE]        co-manager of AIM
by businesses.                                                                                          Opportunities III Fund.
                                                                                         He began his investment career in 1985
                                                                                         as a senior investment advisor with
                                                                                         United Mine Workers of America Health &
                                                                                         Retirement Funds. He joined AIM in 1998.

                                                                                            Mr. Leslie received a B.A.
                                                                                         Susquehanna University and an M.B.A. in
                                                                                         finance from the University of Maryland.

                                                                                                        CHARLES C. SCAVONE
                                                                                         [PHOTO OF      Mr. Scavone, Chartered
                                                                                         CHARLES C.     Financial Analyst, is
                                                                                         SCAVONE]       co-manager of AIM
                                                                                                        Opportunities III Fund.
                                                                                         He has been in the investment business
                                                                                         since 1991 and joined AIM in 1996.

                                                                                            Mr. Scavone received a B.B.A. from
                                                                                         Southeastern Louisiana University and an
                                                                                         M.B.A. from the University of Houston.

                                                                                         Assisted by the Opportunities Team


==============================================================================================================================
TOP 10 SHORT POSITIONS                                           TOP 10 INDUSTRIES*
                                                                 Long positions only
 1. CarMax, Inc.                                        1.0%
                                                                  1. Pharmaceuticals                                    10.2%
 2. Advanced Fibre Communications, Inc.                 0.9
                                                                  2. Communications Equipment                            6.2
 3. Commerce Bancorp, Inc.                              0.7
                                                                  3. Semiconductors                                      5.9
 4. Mylan Laboratories Inc.                             0.7
                                                                  4. Investment Banking & Brokerage                      4.7
 5. KB HOME                                             0.6
                                                                  5. Systems Software                                    4.2
 6. Sprint Corp.                                        0.6
                                                                  6. Broadcasting & Cable TV                             4.1
 7. Baxter International Inc.                           0.5
                                                                  7. Semiconductor Equipment                             3.5
 8. SurModics, Inc.                                     0.3
                                                                  8. Biotechnology                                       3.4
 9. Electronic Data Systems Corp.                       0.3
                                                                  9. Household Products                                  3.4
10. Hewlett-Packard Co.                                 0.3
                                                                 10. Oil & Gas Equipment & Services                      3.3
==============================================================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
12/30/99-10/31/03*

                           AIM OPPORTUNITIES III FUND       S&P 500
            DATE                 CLASS A SHARES              INDEX
         12/30/1999                $  9450
         12/31/1999                   9450                 $ 10000
          1/31/2000                   9800                    9498
          2/29/2000                  11670                    9318
          3/31/2000                  12095                   10229
          4/30/2000                  11538                    9921
          5/31/2000                  10952                    9718
          6/30/2000                  12132                    9957
          7/31/2000                  12397                    9802
          8/31/2000                  13654                   10410
          9/30/2000                  13427                    9861
         10/31/2000                  12907                    9819
         11/30/2000                  11632                    9045
         12/31/2000                  12366                    9090
          1/31/2001                  12220                    9412
          2/28/2001                  11023                    8554
          3/31/2001                  10400                    8013
          4/30/2001                  10750                    8635
          5/31/2001                  10712                    8693
          6/30/2001                  10293                    8481
          7/31/2001                   9991                    8398
          8/31/2001                   9349                    7873
          9/30/2001                   8531                    7237
         10/31/2001                   8599                    7375
         11/30/2001                   9086                    7941
         12/31/2001                   9076                    8010
          1/31/2002                   8832                    7893
          2/28/2002                   8355                    7741
          3/31/2002                   8648                    8032
          4/30/2002                   8171                    7546
          5/31/2002                   8131                    7490
          6/30/2002                   7615                    6957
          7/31/2002                   7167                    6415
          8/31/2002                   7070                    6457
          9/30/2002                   6466                    5756
         10/31/2002                   6875                    6262
         11/30/2002                   7177                    6630
         12/31/2002                   6719                    6241
          1/31/2003                   6622                    6077
          2/28/2003                   6534                    5986
          3/31/2003                   6564                    6044
          4/30/2003                   7021                    6542
          5/31/2003                   7323                    6886
          6/30/2003                   7421                    6974
          7/31/2003                   7625                    7097
          8/31/2003                   7762                    7235
          9/30/2003                   7606                    7159
         10/31/2003                $  7830                 $  7563      Source: Lipper, Inc.


Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

*Index data from 12/31/99-10/31/03



=================================================================================================================================
FUND VS. INDEX                              AVERAGE ANNUAL TOTAL RETURNS                 PAST PERFORMANCE CANNOT GUARANTEE
Total Returns 10/31/02-10/31/03,            As of 10/31/03, including sales charges      COMPARABLE FUTURE RESULTS. DUE TO
excluding sales charges                                                                  SIGNIFICANT MARKET VOLATILITY, RESULTS
                                            CLASS A SHARES                               OF AN INVESTMENT MADE TODAY MAY DIFFER
Class A Shares                    13.88%    Inception (12/30/99)              -6.17%     SUBSTANTIALLY FROM THE HISTORICAL
                                            1 Year                             7.63      PERFORMANCE SHOWN. CALL YOUR FINANCIAL
Class B Shares                    13.13                                                  ADVISOR FOR MORE CURRENT PERFORMANCE.
                                            CLASS B SHARES
Class C Shares                    13.13     Inception (3/31/00)              -12.78%
                                            1 Year                             8.13
S&P 500 Index                     20.79
                                            CLASS C SHARES
                                            Inception (3/31/00)              -12.06%
                                            1 Year                            12.13
=================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-103.79%

AEROSPACE & DEFENSE-1.77%

Lockheed Martin Corp.                              20,000       $    927,200
----------------------------------------------------------------------------
Rockwell Collins, Inc.                             32,000            878,400
----------------------------------------------------------------------------
United Technologies Corp.                          15,000          1,270,350
============================================================================
                                                                   3,075,950
============================================================================

AIR FREIGHT & LOGISTICS-0.84%

United Parcel Service, Inc.-Class B                20,000          1,450,400
============================================================================

APPAREL RETAIL-1.86%

Abercrombie & Fitch Co.-Class A(a)(b)              69,000          1,966,500
----------------------------------------------------------------------------
Ross Stores, Inc.                                  25,000          1,250,250
============================================================================
                                                                   3,216,750
============================================================================

APPLICATION SOFTWARE-0.80%

Amdocs Ltd. (United Kingdom)(a)                    65,000          1,394,900
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.29%

Legg Mason, Inc.(b)                                26,800          2,231,100
============================================================================

BIOTECHNOLOGY-3.44%

Amgen Inc.(a)                                      30,000          1,852,800
----------------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc. (Canada)(a)        35,000          1,600,550
----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           26,500          1,446,370
----------------------------------------------------------------------------
MedImmune, Inc.(a)                                 40,000          1,066,400
============================================================================
                                                                   5,966,120
============================================================================

BROADCASTING & CABLE TV-4.10%

Clear Channel Communications, Inc.                 45,000          1,836,900
----------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)                55,000          1,873,850
----------------------------------------------------------------------------
EchoStar Communications Corp.-Class A(a)           42,000          1,609,440
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           52,500          1,782,375
============================================================================
                                                                   7,102,565
============================================================================

COMMUNICATIONS EQUIPMENT-6.23%

Andrew Corp.(a)                                    50,000            654,000
----------------------------------------------------------------------------
Avaya Inc.(a)                                     100,000          1,294,000
----------------------------------------------------------------------------
Cisco Systems, Inc.(a)                             90,000          1,888,200
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      100,000          1,804,000
----------------------------------------------------------------------------
Corning Inc.(a)                                   100,000          1,098,000
----------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           145,000          2,463,550
----------------------------------------------------------------------------
Tekelec(a)                                        100,000          1,609,000
============================================================================
                                                                  10,810,750
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

COMPUTER HARDWARE-1.35%

Dell Inc.(a)(b)                                    55,000       $  1,986,600
----------------------------------------------------------------------------
International Business Machines Corp.               4,000            357,920
============================================================================
                                                                   2,344,520
============================================================================

COMPUTER STORAGE & PERIPHERALS-1.69%

EMC Corp.(a)                                       50,000            692,000
----------------------------------------------------------------------------
Maxtor Corp.(a)(b)                                 75,000          1,025,250
----------------------------------------------------------------------------
SanDisk Corp.(a)                                   15,000          1,209,000
============================================================================
                                                                   2,926,250
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.87%

Deere & Co.                                        25,000          1,515,500
============================================================================

CONSUMER FINANCE-0.71%

MBNA Corp.                                         50,000          1,237,500
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.78%

Affiliated Computer Services, Inc.-Class A(a)      20,000            978,600
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       75,000          2,103,750
============================================================================
                                                                   3,082,350
============================================================================

DEPARTMENT STORES-0.58%

Kohl's Corp.(a)                                    18,000          1,009,260
============================================================================

DIVERSIFIED BANKS-1.30%

Wells Fargo & Co.                                  40,000          2,252,800
============================================================================

DIVERSIFIED CHEMICALS-0.35%

E. I. du Pont de Nemours & Co.                     15,200            614,080
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.82%

Cendant Corp.(a)(b)                                70,000          1,430,100
============================================================================

ELECTRIC UTILITIES-1.39%

PG&E Corp.(a)                                      45,000          1,100,250
----------------------------------------------------------------------------
Public Service Enterprise Group Inc.               32,000          1,307,840
============================================================================
                                                                   2,408,090
============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.17%

Symbol Technologies, Inc.                          50,000            624,500
----------------------------------------------------------------------------
Tektronix, Inc.                                    55,000          1,411,850
============================================================================
                                                                   2,036,350
============================================================================


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-1.42%

Celestica Inc. (Canada)(a)                         50,000       $    710,000
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore)(a)      75,000          1,050,000
----------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             25,000            696,250
============================================================================
                                                                   2,456,250
============================================================================

GENERAL MERCHANDISE STORES-0.66%

Dollar Tree Stores, Inc.(a)                        30,000          1,145,400
============================================================================

HEALTH CARE DISTRIBUTORS-0.82%

AmerisourceBergen Corp.                            25,000          1,419,250
============================================================================

HEALTH CARE EQUIPMENT-0.92%

Medtronic, Inc.(b)                                 35,000          1,594,950
============================================================================

HEALTH CARE FACILITIES-0.77%

HCA Inc.                                           35,000          1,338,750
============================================================================

HEALTH CARE SERVICES-1.37%

Caremark Rx, Inc.(a)                               95,000          2,379,750
============================================================================

HOME IMPROVEMENT RETAIL-1.07%

Home Depot, Inc. (The)                             50,000          1,853,500
============================================================================

HOUSEHOLD PRODUCTS-3.35%

Clorox Co. (The)                                   40,000          1,812,000
----------------------------------------------------------------------------
Colgate-Palmolive Co.                              30,000          1,595,700
----------------------------------------------------------------------------
Procter & Gamble Co. (The)                         24,500          2,408,105
============================================================================
                                                                   5,815,805
============================================================================

HYPERMARKETS & SUPER CENTERS-1.53%

Wal-Mart Stores, Inc.                              45,000          2,652,750
============================================================================

INDUSTRIAL CONGLOMERATES-1.67%

General Electric Co.                              100,000          2,901,000
============================================================================

INDUSTRIAL MACHINERY-0.59%

Parker-Hannifin Corp.                              20,000          1,019,400
============================================================================

INTEGRATED OIL & GAS-1.22%

BP PLC-ADR (United Kingdom)                        50,000          2,119,000
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.03%

CenturyTel, Inc.                                   50,000          1,787,500
============================================================================

INVESTMENT BANKING & BROKERAGE-4.67%

Bear Stearns Cos. Inc. (The)                       35,000          2,668,750
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      18,000          1,296,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(b)                       20,000          1,184,000
----------------------------------------------------------------------------

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Morgan Stanley                                     35,000       $  1,920,450
----------------------------------------------------------------------------
Raymond James Financial, Inc.                      25,000          1,019,750
============================================================================
                                                                   8,088,950
============================================================================

IT CONSULTING & OTHER SERVICES-0.89%

Unisys Corp.(a)                                   100,000          1,536,000
============================================================================

LEISURE PRODUCTS-1.80%

Brunswick Corp.                                    50,000          1,483,500
----------------------------------------------------------------------------
Mattel, Inc.                                       85,000          1,645,600
============================================================================
                                                                   3,129,100
============================================================================

LIFE & HEALTH INSURANCE-2.45%

AFLAC Inc.                                         50,000          1,824,000
----------------------------------------------------------------------------
Lincoln National Corp.                             40,000          1,597,200
----------------------------------------------------------------------------
UnumProvident Corp.                                50,000            818,500
============================================================================
                                                                   4,239,700
============================================================================

MANAGED HEALTH CARE-1.03%

Aetna Inc.                                         31,000          1,779,710
============================================================================

MOVIES & ENTERTAINMENT-1.72%

Viacom Inc.-Class B(b)                             75,000          2,990,250
============================================================================

MULTI-LINE INSURANCE-1.23%

American International Group, Inc.                 35,000          2,129,050
============================================================================

OIL & GAS DRILLING-0.71%

Pride International, Inc.(a)                       75,000          1,228,500
============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.34%

Baker Hughes Inc.                                  50,000          1,413,000
----------------------------------------------------------------------------
BJ Services Co.(a)                                 55,000          1,804,550
----------------------------------------------------------------------------
FMC Technologies, Inc.(a)                          45,000            903,600
----------------------------------------------------------------------------
Smith International, Inc.(a)                       45,000          1,675,350
============================================================================
                                                                   5,796,500
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.70%

Devon Energy Corp.                                 25,000          1,212,500
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.05%

Citigroup Inc.                                     75,000          3,555,000
============================================================================

PAPER PRODUCTS-0.79%

International Paper Co.(b)                         35,000          1,377,250
============================================================================


                                                                                     MARKET
                                                                   SHARES            VALUE
----------------------------------------------------------------------------------------------

PHARMACEUTICALS-10.18%

Abbott Laboratories                                                  45,000       $  1,917,900
----------------------------------------------------------------------------------------------
Allergan, Inc.                                                       20,000          1,512,400
----------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.(b)                                          30,000            761,100
----------------------------------------------------------------------------------------------
Johnson & Johnson                                                    45,000          2,264,850
----------------------------------------------------------------------------------------------
Merck & Co. Inc.                                                     40,000          1,770,000
----------------------------------------------------------------------------------------------
Pfizer Inc.                                                         170,000          5,372,000
----------------------------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                                        40,000            916,000
----------------------------------------------------------------------------------------------
Valeant Pharmaceuticals International                                60,000          1,158,600
----------------------------------------------------------------------------------------------
Wyeth                                                                45,000          1,986,300
==============================================================================================
                                                                                    17,659,150
==============================================================================================

PUBLISHING-0.73%

Gannett Co., Inc.(b)                                                 15,000          1,261,650
==============================================================================================

RAILROADS-1.10%

Canadian National Railway Co. (Canada)                               17,500          1,053,500
----------------------------------------------------------------------------------------------
Norfolk Southern Corp.                                               42,500            856,375
==============================================================================================
                                                                                     1,909,875
==============================================================================================

SEMICONDUCTOR EQUIPMENT-3.52%

Applied Materials, Inc.(a)                                           85,000          1,986,450
----------------------------------------------------------------------------------------------
Cymer, Inc.(a)                                                       45,000          2,054,700
----------------------------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                                               10,800            619,164
----------------------------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                                         35,000          1,445,150
==============================================================================================
                                                                                     6,105,464
==============================================================================================

SEMICONDUCTORS-5.89%

Altera Corp.(a)                                                      70,000          1,416,100
----------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)                                70,000          1,099,000
----------------------------------------------------------------------------------------------
Intel Corp.                                                         125,000          4,131,250
----------------------------------------------------------------------------------------------
Intersil Corp.-Class A                                               32,000            825,280
----------------------------------------------------------------------------------------------
Microchip Technology Inc.                                            55,000          1,799,050
----------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                                            80,000            936,800
==============================================================================================
                                                                                    10,207,480
==============================================================================================

SOFT DRINKS-1.98%

Coca-Cola Co. (The)                                                  43,000          1,995,200
----------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        30,000          1,434,600
==============================================================================================
                                                                                     3,429,800
==============================================================================================

SPECIALTY CHEMICALS-0.56%

Great Lakes Chemical Corp.                                           45,000            967,500
==============================================================================================

SPECIALTY STORES-2.24%

Hollywood Entertainment Corp.(a)                                    125,000          1,900,000
----------------------------------------------------------------------------------------------

                                                                                     MARKET
                                                                   SHARES            VALUE
----------------------------------------------------------------------------------------------

SPECIALTY STORES-(CONTINUED)

Weight Watchers International, Inc.(a)                               25,000       $    922,500
----------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)(b)                                          30,000          1,059,900
==============================================================================================
                                                                                     3,882,400
==============================================================================================

SYSTEMS SOFTWARE-4.21%

Adobe Systems Inc.                                                   25,000          1,096,000
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                     180,000          4,707,000
----------------------------------------------------------------------------------------------
Oracle Corp.(a)                                                     125,000          1,495,000
==============================================================================================
                                                                                     7,298,000
==============================================================================================

THRIFTS & MORTGAGE FINANCE-3.24%

Countrywide Financial Corp.(b)                                       20,000          2,102,400
----------------------------------------------------------------------------------------------
Fannie Mae                                                           20,000          1,433,800
----------------------------------------------------------------------------------------------
Freddie Mac(b)                                                       37,000          2,076,810
==============================================================================================
                                                                                     5,613,010
==============================================================================================
    Total Stocks & Other Equity Interests
      (Cost $160,644,094)                                                          179,985,479
==============================================================================================

                                                                 PRINCIPAL
                                                                   AMOUNT

U.S. TREASURY BILLS-0.58%

0.87%, 12/18/03 (Cost $998,864)(c)                               $1,000,000(d)         998,864
==============================================================================================


                                               NUMBER
                                                 OF       EXERCISE   EXPIRATION
                                              CONTRACTS    PRICE       DATE
----------------------------------------------------------------------------------------------

OPTIONS PURCHASED-1.19%

CALLS-0.30%

Bank of America Corp.
(Diversified Banks)                                650    $    75      Feb-04          214,500
----------------------------------------------------------------------------------------------
Johnson Controls,
  Inc. (Auto Parts
  & Equipment)                                     250        105      Nov-03           87,500
----------------------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A (Wireless
  Telecommunication Services)                      300         20      Nov-03          123,000
----------------------------------------------------------------------------------------------
S&P 500 Index                                       40     103.50      Nov-03           93,400
==============================================================================================
                                                                                       518,400
==============================================================================================

PUTS-0.89%

Computer Associates International, Inc.
  (Systems Software)                             1,175      22.50      Nov-03           70,500
----------------------------------------------------------------------------------------------
Russell 2000 Index                                 355        510      Dec-03          362,100
----------------------------------------------------------------------------------------------
S&P 500 Index                                      355        990      Nov-03           67,450
----------------------------------------------------------------------------------------------
S&P 500 Index                                      305     101.50      Dec-03          329,400
----------------------------------------------------------------------------------------------


                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION
                                               CONTRACTS    PRICE       DATE       MARKET VALUE
-----------------------------------------------------------------------------------------------
PUTS-(CONTINUED)

S&P 500 Index                                       315    $   105      Dec-03     $    713,475
===============================================================================================
                                                                                      1,542,925
===============================================================================================
    Total Options Purchased (Cost $3,755,485)                                         2,061,325
===============================================================================================

                                                                       SHARES


MONEY MARKET FUNDS-4.83%

STIC Liquid Assets Portfolio(e)                                        4,191,881      4,191,881
-----------------------------------------------------------------------------------------------
STIC Prime Portfolio(e)                                                4,191,881      4,191,881
===============================================================================================
    Total Money Market Funds (Cost
      $8,383,762)                                                                     8,383,762
===============================================================================================
TOTAL INVESTMENTS-110.39% (Cost $173,782,205)                                       191,429,430
===============================================================================================
OTHER ASSETS LESS LIABILITIES-(10.39%)                                              (18,025,493)
===============================================================================================
NET ASSETS-100.00%                                                                 $173,403,937
_______________________________________________________________________________________________
===============================================================================================


                                                                           SHARES
                                                                            SOLD
                                                                           SHORT
SECURITIES SOLD SHORT-6.33%(F)

COMMON STOCKS-6.33%

COMMUNICATIONS EQUIPMENT-0.90%

Advanced Fibre Communications, Inc.                                        65,000     1,564,550
===============================================================================================

COMPUTER HARDWARE-0.26%

Hewlett-Packard Co.                                                        20,000       446,200
===============================================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.27%

Electronic Data Systems Corp.                                              21,500       461,175
===============================================================================================

HEALTH CARE EQUIPMENT-0.46%

Baxter International Inc.                                                  30,000       797,400
===============================================================================================

                                                                           SHARES
                                                                            SOLD      MARKET
                                                                           SHORT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS-(CONTINUED)

HEALTH CARE SUPPLIES-0.30%

SurModics, Inc.                                                            25,000   $   525,250
===============================================================================================

HOMEBUILDING-0.61%

KB HOME                                                                    15,500     1,061,595
===============================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.55%

Sprint Corp.                                                               60,000       960,000
===============================================================================================

PHARMACEUTICALS-0.70%

Mylan Laboratories Inc.                                                    50,000     1,207,500
===============================================================================================

PHOTOGRAPHIC PRODUCTS-0.11%

Eastman Kodak Co.                                                          7,500        183,225
===============================================================================================

REGIONAL BANKS-0.70%

Commerce Bancorp, Inc.                                                     25,000     1,208,500
===============================================================================================

SPECIALTY STORES-1.00%

CarMax, Inc.                                                               55,000     1,733,050
===============================================================================================

TECHNOLOGY DISTRIBUTORS-0.14%

Tech Data Corp.                                                            7,500        246,900
===============================================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.33%

Nextel Communications, Inc.-Class A                                        23,700       573,540
===============================================================================================
    Total Securities Sold Short                                                     $10,968,885
_______________________________________________________________________________________________
===============================================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section I and Note 6.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section J and Note 7.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $15,032,260 which represents 137.04% of market value of securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $165,398,443)                                $183,045,668
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,383,762)                               8,383,762
-----------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                        11,651,744
-----------------------------------------------------------
  Investments sold                                6,486,208
-----------------------------------------------------------
  Variation margin                                    5,000
-----------------------------------------------------------
  Fund shares sold                                   30,017
-----------------------------------------------------------
  Dividends and interest                            180,474
-----------------------------------------------------------
  Short positions covered                           308,625
-----------------------------------------------------------
  Short stock rebates                                 5,121
-----------------------------------------------------------
Investment for deferred compensation plan            19,372
-----------------------------------------------------------
Other assets                                         28,527
===========================================================
    Total assets                                210,144,518
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,585,238
-----------------------------------------------------------
  Fund shares reacquired                            385,122
-----------------------------------------------------------
  Amount due custodian                              112,950
-----------------------------------------------------------
  Options written, at market value (premiums
    received $300,549)                              375,968
-----------------------------------------------------------
  Deferred compensation plan                         19,372
-----------------------------------------------------------
  Loan outstanding                               20,000,000
-----------------------------------------------------------
  Short stock account dividends                       1,875
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $10,690,636)                         10,968,885
-----------------------------------------------------------
Accrued interest expense                             69,764
-----------------------------------------------------------
Accrued distribution fees                           107,039
-----------------------------------------------------------
Accrued trustees' fees                                6,693
-----------------------------------------------------------
Accrued transfer agent fees                          73,697
-----------------------------------------------------------
Accrued operating expenses                           33,978
===========================================================
    Total liabilities                            36,740,581
===========================================================
Net assets applicable to shares outstanding    $173,403,937
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $445,240,554
-----------------------------------------------------------
Undistributed net investment income (loss)          (26,276)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts, option contracts and
  securities sold short                        (289,181,633)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            17,371,292
===========================================================
                                               $173,403,937
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 78,439,511
___________________________________________________________
===========================================================
Class B                                        $ 70,904,919
___________________________________________________________
===========================================================
Class C                                        $ 24,059,507
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,751,055
___________________________________________________________
===========================================================
Class B                                           9,038,659
___________________________________________________________
===========================================================
Class C                                           3,067,730
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.04
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.04 divided by
      94.50%)                                  $       8.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       7.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       7.84
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,807)          $ 2,145,224
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       42,951
-------------------------------------------------------------------------
Interest                                                           89,250
-------------------------------------------------------------------------
Short stock rebates                                               151,494
=========================================================================
    Total investment income                                     2,428,919
=========================================================================

EXPENSES:

Advisory fees                                                   2,113,920
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     48,363
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         286,327
-------------------------------------------------------------------------
  Class B                                                         724,411
-------------------------------------------------------------------------
  Class C                                                         264,589
-------------------------------------------------------------------------
Interest                                                          289,174
-------------------------------------------------------------------------
Transfer agent fees                                               526,409
-------------------------------------------------------------------------
Trustees' fees                                                     11,926
-------------------------------------------------------------------------
Dividends on short sales                                          179,045
-------------------------------------------------------------------------
Other                                                             144,580
=========================================================================
    Total expenses                                              4,638,744
=========================================================================
Less: Fees waived and expense offset arrangements                  (4,341)
=========================================================================
    Net expenses                                                4,634,403
=========================================================================
Net investment income (loss)                                   (2,205,484)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                        (6,459,960)
-------------------------------------------------------------------------
  Foreign currencies                                              (31,033)
-------------------------------------------------------------------------
  Futures contracts                                             2,366,409
-------------------------------------------------------------------------
  Option contracts written                                      2,016,291
-------------------------------------------------------------------------
  Securities sold short                                        (6,033,840)
=========================================================================
                                                               (8,142,133)
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        32,750,701
-------------------------------------------------------------------------
  Futures contracts                                                77,735
-------------------------------------------------------------------------
  Option contracts written                                       (334,098)
-------------------------------------------------------------------------
  Securities sold short                                            41,545
=========================================================================
                                                               32,535,883
=========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts, option contracts and securities sold
  short                                                        24,393,750
=========================================================================
Net increase in net assets resulting from operations          $22,188,266
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,205,484)   $  (1,753,075)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (8,142,133)     (88,223,128)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, futures contracts, option contracts and
    securities sold short                                       32,535,883       30,966,661
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,188,266      (59,009,542)
===========================================================================================
Share transactions-net:
  Class A                                                      (21,211,606)     (56,370,192)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,744,252)     (41,637,881)
-------------------------------------------------------------------------------------------
  Class C                                                       (9,396,783)     (19,744,365)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (46,352,641)    (117,752,438)
===========================================================================================
    Net increase (decrease) in net assets                      (24,164,375)    (176,761,980)
===========================================================================================

NET ASSETS:

  Beginning of year                                            197,568,312      374,330,292
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(26,276) and $(87,349) for 2003 and 2002,
    respectively)                                             $173,403,937    $ 197,568,312
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $944.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $292,784 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $286,327, $724,411 and $264,589, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $12,932 in front-end sales commissions from the sale of Class A shares and $62, $95 and $529 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,878 and reductions in custodian fees of $519 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,397.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,430 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2003, the average outstanding daily balance of bank loans for the Fund was $11,219,178 with a weighted average interest rate of 1.94%.

    The Fund may also participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2003.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--OPTION CONTRACTS WRITTEN

                                       TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS    PUT OPTION CONTRACTS
                                                              -----------------------   ---------------------
                                                              NUMBER OF    PREMIUMS     NUMBER OF   PREMIUMS
                                                              CONTRACTS    RECEIVED     CONTRACTS   RECEIVED
-------------------------------------------------------------------------------------------------------------
Beginning of year                                                9,540    $ 1,178,259     1,710     $  68,108
-------------------------------------------------------------------------------------------------------------
Written                                                         45,428      4,798,481     5,795       474,270
-------------------------------------------------------------------------------------------------------------
Closed                                                         (30,035)    (3,225,063)   (5,630)     (509,698)
-------------------------------------------------------------------------------------------------------------
Exercised                                                      (15,405)    (1,704,043)       --            --
-------------------------------------------------------------------------------------------------------------
Expired                                                         (7,065)      (747,085)   (1,875)      (32,680)
=============================================================================================================
End of year                                                      2,463    $   300,549        --     $      --
_____________________________________________________________________________________________________________
=============================================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                OCTOBER 31,       UNREALIZED
                                                CONTRACT    STRIKE    NUMBER OF    PREMIUMS         2003         APPRECIATION
ISSUE                                            MONTH      PRICE     CONTRACTS    RECEIVED     MARKET VALUE    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch Co.-Class A                  Nov-03     $32.5         308      $ 14,783       $  3,080         $ 11,703
------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         Dec-03      27.5         300        33,598          6,000           27,598
------------------------------------------------------------------------------------------------------------------------------
Cendant Corp.                                    Nov-03      20.0         270        15,659         19,575           (3,916)
------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp.                      Nov-03      90.0          75        24,524        114,750          (90,226)
------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp.                      Nov-03     110.0          50         8,850          8,875              (25)
------------------------------------------------------------------------------------------------------------------------------
Dell Inc.                                        Nov-03      35.0         200        33,398         33,000              398
------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                      Nov-03      60.0         180        30,959          6,750           24,209
------------------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc.                                Nov-03      85.0          50         5,600          3,125            2,475
------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                          Jan-04      40.0         150        19,799         17,625            2,174
------------------------------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.                                 Dec-03      60.0          75        23,403         15,938            7,465
------------------------------------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                 Dec-03      80.0          90         8,730         45,000          (36,270)
------------------------------------------------------------------------------------------------------------------------------
Maxtor Corp.                                     Nov-03      15.0         120        11,460          2,700            8,760
------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                  Jan-04      47.5         125        15,249         11,875            3,374
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        Nov-03      60.0         100        10,699          9,250            1,449
------------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                           Nov-03      40.0         100        12,700         21,750           (9,050)
------------------------------------------------------------------------------------------------------------------------------
Viacom Inc.-Class B                              Dec-03      42.5         110        15,619          4,675           10,944
------------------------------------------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.                            Nov-03      32.5         160        15,519         52,000          (36,481)
==============================================================================================================================
                                                                        2,463      $300,549       $375,968         $(75,419)
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 7--FUTURES CONTRACTS

On October 31, 2003, $322,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                      OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------
                                                               NO. OF       MONTH/        MARKET      UNREALIZED
CONTRACT                                                      CONTRACTS   COMMITMENT      VALUE      APPRECIATION
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    20       Dec-03/Long   $5,247,500     $77,735
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments            15,226,535
------------------------------------------------------------
Temporary book/tax differences                       (26,276)
------------------------------------------------------------
Capital loss carryforward                       (287,036,876)
------------------------------------------------------------
Shares of beneficial interest                    445,240,554
============================================================
Total net assets                               $ 173,403,937
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, the tax recognition of unrealized gains or losses on certain index options and the deferral of losses on certain short sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(75,419).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $187,853,698
----------------------------------------------------------
October 31, 2010                                85,170,984
----------------------------------------------------------
October 31, 2011                                14,012,194
==========================================================
Total capital loss carryforward               $287,036,876
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $388,973,198 and $415,354,238, respectively.

   UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT
                 SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                         $20,467,654
-----------------------------------------------------------
  Securities sold short                             298,993
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (4,689,235)
-----------------------------------------------------------
  Securities sold short                            (775,458)
===========================================================
Net unrealized appreciation of investment
  securities                                    $15,301,954
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $175,651,011.
Proceeds from securities sold short for tax purposes are
$10,492,420.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2003, undistributed net investment income was increased by $2,266,557, undistributed net realized gain
(loss) decreased by $36,551 and shares of beneficial interest decreased by $2,230,006. This reclassification had no effect on net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2003                           2002
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,071,035    $  7,833,471        784,217    $   6,542,215
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        693,006       4,950,673        390,788        3,047,361
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        151,992       1,085,912        165,198        1,404,585
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        125,000         919,786        104,337          852,736
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (127,822)       (919,786)      (106,381)        (852,736)
========================================================================================================================
Reacquired:
  Class A                                                     (4,084,004)    (29,964,863)    (7,642,955)     (63,765,143)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,773,275)    (19,775,139)    (5,444,169)     (43,832,506)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,477,213)    (10,482,695)    (2,604,233)     (21,148,950)
========================================================================================================================
                                                              (6,421,281)   $(46,352,641)   (14,353,198)   $(117,752,438)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                                                             THREE MONTHS       (DATE OPERATIONS
                                                        YEAR ENDED OCTOBER 31,                  ENDED             COMMENCED) TO
                                                 -------------------------------------       OCTOBER 31,            JULY 31,
                                                  2003          2002            2001             2000                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  7.06       $  8.83        $  13.60         $  13.12             $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.06)(a)     (0.02)(a)(b)    (0.03)(a)        (0.00)(a)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        1.04         (1.75)          (4.37)            0.48                 3.13
=================================================================================================================================
    Total from investment operations                0.98         (1.77)          (4.40)            0.48                 3.12
=================================================================================================================================
Less distributions from net realized gains            --            --           (0.37)              --                   --
=================================================================================================================================
Net asset value, end of period                   $  8.04       $  7.06        $   8.83         $  13.60             $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    13.88%       (20.05)%        (33.10)%           3.66%               31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $78,440       $89,218        $171,324         $373,614             $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends on
  short sales expense):
  With fee waivers                                  2.21%(d)      1.26%           2.16%            2.07%(e)             2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               2.21%(d)      1.36%           2.26%            2.10%(e)             2.49%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends on
  short sales expense):
  With fee waivers                                  1.95%(d)      1.11%           2.12%            2.03%(e)             2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.95%(d)      1.21%           2.22%            2.06%(e)             2.42%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.87)%(d)    (0.19)%(b)      (0.30)%           0.04%(e)            (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets         0.26%(d)      0.15%           0.04%            0.04%(e)             0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                           215%          195%            269%              38%                 125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $81,807,851.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                      CLASS B
                                                   -----------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                                                                                THREE MONTHS       (DATE SALES
                                                           YEAR ENDED OCTOBER 31,                  ENDED          COMMENCED) TO
                                                   --------------------------------------       OCTOBER 31,          JULY 31,
                                                    2003          2002             2001             2000               2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  6.93       $  8.74         $  13.55         $  13.10           $  12.81
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.11)(a)     (0.08)(a)(b)     (0.12)(a)        (0.02)(a)          (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   1.02         (1.73)           (4.32)            0.47               0.31
================================================================================================================================
    Total from investment operations                  0.91         (1.81)           (4.44)            0.45               0.29
================================================================================================================================
Less distributions from net realized gains              --            --            (0.37)              --                 --
================================================================================================================================
Net asset value, end of period                     $  7.84       $  6.93         $   8.74         $  13.55           $  13.10
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                      13.13%       (20.71)%         (33.53)%           3.44%              2.26%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $70,905       $77,920         $143,331         $282,120           $102,795
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends on
  short sales expense):                               2.86%(d)      2.01%            2.92%            2.77%(e)           3.10%(e)(f)
================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends on
  short sales expense):                               2.60%(d)      1.86%            2.88%            2.73%(e)           3.03%(e)(f)
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         (1.52)%(d)    (0.94)%(b)       (1.06)%          (0.66)%(e)         (0.89)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                 0.26%(d)      0.15%            0.04%            0.04%(e)           0.07%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(g)                             215%          195%             269%              38%               125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $72,441,078.
(e)  Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                   MARCH 31, 2000
                                                                                                THREE MONTHS        (DATE SALES
                                                           YEAR ENDED OCTOBER 31,                  ENDED           COMMENCED) TO
                                                    -------------------------------------       OCTOBER 31,           JULY 31,
                                                     2003          2002            2001             2000                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  6.93       $  8.73         $ 13.55         $  13.09            $ 12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.11)(a)     (0.08)(a)(b)    (0.12)(a)        (0.02)(a)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.02         (1.72)          (4.33)            0.48               0.30
=================================================================================================================================
    Total from investment operations                   0.91         (1.80)          (4.45)            0.46               0.28
=================================================================================================================================
Less distributions from net realized gains               --            --           (0.37)              --                 --
=================================================================================================================================
Net asset value, end of period                      $  7.84       $  6.93         $  8.73         $  13.55            $ 13.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       13.13%       (20.62)%        (33.60)%           3.51%              2.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $24,060       $30,430         $59,675         $111,084            $34,972
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense):                                            2.86%(d)      2.01%           2.92%            2.77%(e)           3.10%(e)(f)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense):                                            2.60%(d)      1.86%           2.88%            2.73%(e)           3.03%(e)(f)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.52)%(d)    (0.94)%(b)      (1.06)%          (0.66)%(e)         (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                  0.26%(d)      0.15%           0.04%            0.04%(e)           0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                              215%          195%            269%              38%               125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,458,870.
(e)  Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

                                                          OPPORTUNITIES III FUND

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Opportunities III Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities III Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities III Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Special Opportunities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                         WITHHOLDING
       DIRECTORS/MATTER                                                  VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................      45,696,475        472,746
       Frank S. Bayley.............................................      45,686,914        482,307
       James T. Bunch..............................................      45,706,208        463,013
       Bruce L. Crockett...........................................      45,695,311        473,910
       Albert R. Dowden............................................      45,694,863        474,358
       Edward K. Dunn, Jr..........................................      45,674,217        495,004
       Jack M. Fields..............................................      45,687,577        481,644
       Carl Frischling.............................................      45,680,946        488,275
       Robert H. Graham............................................      45,680,403        488,818
       Gerald J. Lewis.............................................      45,674,220        495,001
       Prema Mathai-Davis..........................................      45,679,241        489,980
       Lewis F. Pennock............................................      45,690,895        478,326
       Ruth H. Quigley.............................................      45,668,095        501,126
       Louis S. Sklar..............................................      45,690,656        478,565
       Larry Soll, Ph.D............................................      45,698,914        470,307
       Mark H. Williamson..........................................      45,680,830        488,391

* Proposal required approval by a combined vote of all the portfolios of AIM Special Opportunities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND          TRUSTEE AND/
POSITION(S) HELD WITH THE        OR OFFICER     PRINCIPAL OCCUPATION(S)                                       OTHER DIRECTORSHIP(S)
TRUST                            SINCE          DURING PAST 5 YEARS                                           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946    1998           Director and Chairman, A I M Management Group Inc.            None
  Trustee, Chairman and                         (financial services holding company); and Director and Vice
  President                                     Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                Division (parent of AIM and a global investment management firm)
                                                Formerly: President and Chief Executive Officer, A I M
                                                Management Group Inc.; Director, Chairman and President,
                                                A I M Advisors, Inc. (registered investment advisor); and
                                                Director and Chairman, A I M Capital Management, Inc.
                                                (registered investment advisor), A I M Distributors, Inc.
                                                (registered broker dealer), AIM Investment Services, Inc.,
                                                (registered transfer agent), and Fund Management Company
                                                (registered broker dealer); and Chief Executive Officer,
                                                AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951  2003           Director, President and Chief Executive Officer, A I M        Director and Chairman,
  Trustee and Executive Vice                    Management Group Inc. (financial services holding company);   INVESCO Bond Funds,
  President                                     Director, Chairman and President, A I M Advisors, Inc.        Inc., INVESCO
                                                (registered investment advisor); Director, A I M Capital      Combination Stock &
                                                Management, Inc. (registered investment advisor) and A I M    Bond Funds, Inc.,
                                                Distributors, Inc. (registered broker dealer); Director and   INVESCO Counselor
                                                Chairman, AIM Investment Services, Inc. (registered transfer  Series Funds, Inc.,
                                                agent); and Fund Management Company (registered broker        INVESCO International
                                                dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM     Funds, Inc., INVESCO
                                                Division (parent of AIM and a global investment management    Manager Series Funds,
                                                firm)                                                         Inc., INVESCO Money
                                                Formerly: Director, Chairman, President and Chief Executive   Market Funds, Inc.,
                                                Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,  INVESCO Sector Funds,
                                                Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed        Inc., INVESCO Stock
                                                Products; Chairman and Chief Executive Officer of             Funds, Inc., INVESCO
                                                NationsBanc Advisors, Inc.; and Chairman of NationsBanc       Treasurer's Series
                                                Investments, Inc.                                             Funds, Inc. and
                                                                                                              INVESCO Variable
                                                                                                              Investment Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936        2003           Consultant                                                    None
  Trustee
                                                Formerly: President and Chief Executive Officer, AMC Cancer
                                                Research Center; and Chairman and Chief Executive Officer,
                                                First Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939        2001           Of Counsel, law firm of Baker & McKenzie                      Badgley Funds, Inc.
  Trustee                                                                                                     (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942      2003           Co-President and Founder, Green, Manning & Bunch Ltd.,        None
  Trustee                                       (investment banking firm); and Director, Policy Studies,
                                                Inc. and Van Gilder Insurance Corporation
                                                Formerly: General Counsel and Director, Boettcher & Co.; and
                                                Chairman and Managing Partner, law firm of Davis, Graham &
                                                Stubbs
------------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944      1998           Chairman, Crockett Technology Associates (technology          ACE Limited (insurance
  Trustee                                       consulting company)                                           company); and
                                                                                                              Captaris, Inc.
                                                                                                              (unified messaging
                                                                                                              provider)
------------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941       2000           Director of a number of public and private business           Cortland Trust, Inc.
  Trustee                                       corporations, including the Boss Group Ltd. (private          (Chairman) (registered
                                                investment and management) and Magellan Insurance Company     investment company);
                                                Formerly: Director, President and Chief Executive Officer,    Annuity and Life Re
                                                Volvo Group North America, Inc.; Senior Vice President, AB    (Holdings), Ltd.
                                                Volvo; and director of various affiliated Volvo Group         (insurance company)
                                                companies
------------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935    1998           Formerly: Chairman, Mercantile Mortgage Corp.; President and  None
  Trustee                                       Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                Co.; and President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952         1998           Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
  Trustee                                       (government affairs company) and Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003


The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND         TRUSTEE AND/
POSITION(S) HELD WITH THE       OR OFFICER     PRINCIPAL OCCUPATION(S)                                        OTHER DIRECTORSHIP(S)
TRUST                           SINCE          DURING PAST 5 YEARS                                            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Cortland Trust, Inc.
Carl Frischling -- 1937          1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP     (registered investment
Trustee                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis(3) -- 1933       2003          Chairman, Lawsuit Resolution Services (San Diego,              General Chemical
Trustee                                        California)                                                    Group, Inc.,
                                               Formerly: Associate Justice of the California Court of         Wheelabrator
                                               Appeals                                                        Technologies, Inc.
                                                                                                              (waste management
                                                                                                              company), Fisher
                                                                                                              Scientific, Inc.,
                                                                                                              Henley Manufacturing,
                                                                                                              Inc. (laboratory
                                                                                                              supplies), and
                                                                                                              California Coastal
                                                                                                              Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950       1998          Formerly: Chief Executive Officer, YWCA of the USA             None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942         1998          Partner, law firm of Pennock & Cooper                          None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935          2001          Retired                                                        None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939           1998          Executive Vice President, Development and Operations Hines     None
Trustee                                        Interests Limited Partnership (real estate development
                                               company)
------------------------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.(3) -- 1942     2003          Retired                                                        None
Trustee
------------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Carome(4) -- 1956       2003          Director, Senior Vice President, Secretary and General         N/A
Senior Vice President                          Counsel, A I M Management Group Inc. (financial services
                                               holding company) and A I M Advisors, Inc.; Vice President,
                                               A I M Capital Management, Inc., A I M Distributors, Inc. and
                                               AIM Investment Services, Inc.; and Director, Vice President
                                               and General Counsel, Fund Management Company
                                               Formerly: Senior Vice President and General Counsel, Liberty
                                               Financial Companies, Inc.; and Senior Vice President and
                                               General Counsel, Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
Gary T. Crum(5) -- 1947          1998          Director, Chairman and Director of Investments, A I M          N/A
Senior Vice President                          Capital Management, Inc.; Director and Executive Vice
                                               President, A I M Management Group Inc.; Director and Senior
                                               Vice President, A I M Advisors, Inc.; and Director, A I M
                                               Distributors, Inc. and AMVESCAP PLC
                                               Formerly: Chief Executive Officer and President, A I M
                                               Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955           2002          Managing Director and Chief Research Officer -- Fixed          N/A
Vice President                                 Income, A I M Capital Management, Inc.; and Vice President,
                                               A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943          1998          Vice President and Chief Compliance Officer, A I M Advisors,   N/A
Vice President                                 Inc. and A I M Capital Management, Inc.; and Vice President,
                                               AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen(5) -- 1940       1999          Vice President, A I M Advisors, Inc., and President, Chief     N/A
Vice President                                 Executive Officer and Chief Investment Officer, A I M
                                               Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dana R. Sutton -- 1959           1998          Vice President and Fund Treasurer, A I M Advisors, Inc.        N/A
Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

             DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund                                           SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                                 AIMinvestments.com    OPP3-AR-1

                                                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management             --Servicemark--
                                  Plans     Accounts

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM Special Opportunities Funds (the "Company"), including the Principal Executive Officer (PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Company's disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Company's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Company's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Company on Form N-CSR is recorded, processed, summarized and reported with in the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Company is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Company's last fiscal half-year (the Company's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

ITEM 10. EXHIBITS. CODE OF ETHICS.

(a)(1)   Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant:  AIM Special Opportunities Funds
            --------------------------------

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------
         Robert H. Graham
         Principal Executive Officer


Date:    December 18, 2003
         -----------------------------------



By:      /s/ DANA R. SUTTON
         -----------------------------------
         Dana R. Sutton
         Principal Financial Officer



Date:    December 18, 2003
         -----------------------------------

                                  EXHIBIT INDEX


10(a)(1) Code of Ethics

10(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.